As Filed with the Securities and Exchange Commission on April 30, 2014
File Nos. 333-59185 and 811-08873

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
Pre-Effective Amendment No. [ ]
Post Effective Amendment No. 27 [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
Amendment No. 28 [ X ]

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®
(Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices: 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 Registrant’s Telephone Number, including Area Code: (405) 523-2000

Christopher T. Kenney	Copies to:
General Counsel	Jennifer Wheeler
American Fidelity Dual Strategy Fund, Inc.	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	211 North Robinson
Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box) of Rule 485
[ ] immediately upon filing pursuant to paragraph (b)
[x] on May 1, 2014 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on May 1, 2014 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

Title of securities being registered: Common Stock

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.®
A dual strategy of investing in value and
growth stocks for long-term capital appreciation

PROSPECTUS May 1, 2014
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary	1
Investment Objectives/Goals	1
Fees and Expenses of the Fund	1
Investment Strategy, Risks and Performance	1
Investment Advisors and Portfolio Managers	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Investment Goals and Strategies	5
Principal Risks of Investment	7
Portfolio Management	8
Fund Operations	10
Buying and Selling Shares	10
Redemption of Shares	10
Pricing Shares	10
Frequent Purchases and Redemptions	11
Distributions and Taxes	12
Dividends and Other Distributions	12
Tax Information	12
Legal Proceedings	12
Financial Highlights	13
For More Information	14

RISK/RETURN SUMMARY

Investment Objectives/Goals

The primary investment goal of the American Fidelity Dual Strategy Fund (the “Fund”) is long-term capital growth. The Fund’s secondary investment goal is to generate current income.

Fees and Expenses of the Fund

The information below reflects the fees and expenses that the Fund incurs. The Fund’s fees and expenses will impact your investment. Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan, your investment may also be impacted by fees imposed by the separate account. The following information does not include fees and expenses that you may incur at the separate account level. If fees and expenses incurred at the separate account level were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the Fund’s operating expenses remain the same. Because the Fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$279	$627

This Example does not include fees and expenses that you may incur at the separate account level. If fees and expenses incurred at the separate account level were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.24% of the average value of its portfolio.

Investment Strategy, Risks and Performance

Principal Investment Strategy

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies, the majority of which are income producing.  The Fund also may invest in American Depository Receipts, which represent shares of stock of foreign companies.

The Fund has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies.  The approach of two of the sub-advisors (Boston Advisors, LLC (“Boston Advisors”) and The Renaissance Group LLC (“Renaissance”)) is growth oriented and generally focuses on purchasing stock of companies that exhibit above average earnings and capital growth.  The other two sub-advisors (Beck, Mack & Oliver LLC (“BM&O”) and WEDGE Capital Management L.L.P. (“Wedge”)) are “value” sub-advisors, generally focusing on undervalued equity securities with large capitalizations.

To facilitate the Fund achieving its investment objectives, the Fund retains sub-advisors with different principal investment strategies.  Each of the Fund’s sub-advisors follows its own particular strategy with regard to the portion of the Fund’s assets under its management, as described below.  In addition, the sub-advisors are contractually obligated to adhere to the Fund’s fundamental and non-fundamental investment policies.

Growth Sub-Advisors

Boston Advisors’ primary objective is to generate growth of capital, and it invests in stocks of companies with a market capitalization of greater than $1 billion and earnings expected to grow faster than the market average.  Boston Advisors uses a proprietary process to compare and rank companies, with the primary objective of generating growth of capital.

Renaissance focuses on stocks that have and are expected to continue experiencing above average earnings growth.  Using the Renaissance financial models, Renaissance’s buy discipline requires (1) an analysis of the profitability and financial strength of a company, (2) scoring and ranking of other factors, and (3) overall assessment of the company and its opportunity for growth.  Renaissance’s sell discipline is a function of its quantitative scoring and ranking process, and any security falling below the 40th percentile is reviewed for sale to be potentially replaced with a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

Value Sub-Advisors

BM&O relies primarily on fundamental analysis to identify companies that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential.  In this manner, BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations.

WEDGE employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life.  All buy, hold and sell decisions are reviewed for accuracy of data and current developments that might alter the quantitative analysis, but WEDGE will not over-ride the model with subjective judgment.

Principal Risks of Investing

Depending on changes in the value of the Fund’s investments, the Fund’s shares will rise and fall in value, affecting the Fund’s total return to investors.  You may lose money on your investment in the Fund.  Below is a summary of the principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to adversely affect the Fund’s net asset value and total return.

The Fund’s stock holdings may decline in value because of changes in price of a particular stock or a broad stock market decline.  The value of a security may decline, and common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy.  Additionally, any investment by the Fund in American Depository Receipts is subject to currency, political, economic and social risks that are more often associated with direct investments in foreign securities than with investments in common stocks of U.S. companies.

Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor, depending on market and economic conditions.  The Fund’s “dual strategy” approach may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

The Fund’s success depends on the success of its portfolio holdings.  There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or not increase.  Likewise, a value stock may never reach its perceived full value or it may not have been undervalued when purchased, and large company value stocks may react more slowly to change than small cap stocks.  Additionally, if earnings of companies in which the Fund invests are not achieved, and dividends are reduced or discontinued, it will negatively impact the ability of the Fund’s equity securities to generate income.

Risk/Return Bar Chart and Table
The bar chart below shows how the Fund’s performance has varied from year to year over a ten-year period.  This information illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund.  The Average Annual Total Returns table shows the Fund’s performance over time compared with that of the Standard and Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000® Index, another widely recognized common stock

Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years

Fund	32.51%	18.03%	6.65%
S&P 500	32.39%	17.94	7.41%
Russell 1000	33.11%	18.59%	7.78%

Please note that the performance information presented here does not reflect insurance, sales, administrative or other charges at the separate account level.  Performance would be lower if charges assessed by participating separate accounts were reflected.  Additionally, although the performance information on this page may help you evaluate the Fund’s risks and potential rewards, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Current performance may be lower or higher than the performance presented here.  Performance data current to the most recent month-end and quarter-end may be obtained at 1.800.662.1106 or at www.americanfidelity.com.

Highest Quarterly Return:	15.24%, 3rd Quarter 2009	Lowest Quarterly Return:	-22.74%, 4th Quarter 2008

Investment Advisors and Portfolio Managers

American Fidelity Assurance Company is the Fund’s investment advisor, and the Fund’s current sub-advisors are Beck, Mack & Oliver LLC (“BM&O”), Boston Advisors, LLC ("Boston Advisors"), The Renaissance Group LLC (“Renaissance”), and WEDGE Capital Management L.L.P. (“WEDGE”). The following table contains information about the Sub-Advisors’ portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio (each, a “Portfolio Manager”):

Sub-Advisor	Portfolio Manager	Title	Length of Service with Sub-Advisor
BM&O	Zachary Wydra	Partner/Portfolio Manager	9 years
Boston Advisors	Michael J. Vogelzang, CFA Douglas Riley, CFA	President and CIO Vice President and Portfolio Manager	18 years 13 years
Renaissance	Michael E. Schroer	Managing Partner and Chief Investment Officer	30 years
WEDGE	Andrei Bolshakov, CFA John Norman Richard Wells	Director of Quantitative Research and General Partner Portfolio Manager and General Partner Portfolio Manager and Executive Vice President	8 years 9 years 2 year

Purchase and Sale of Fund Shares

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

Tax Information

Because the Fund’s shareholders are the separate accounts of one or more insurance companies through which you purchased your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included about the federal personal income tax consequences to you, the policyholder. For this information, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

Payments to Broker-Dealers and Other Financial Intermediaries

American Fidelity Securities, Inc. (“AFS”) is the broker-dealer for the separate accounts that offer the Fund as an investment option. The separate accounts pay a fee to AFS for its services as broker-dealer. These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment. Ask your salesperson for more information.

INVESTMENT GOALS AND STRATEGIES
General

Dual Strategy Fund’s primary investment goal is long-term growth of capital. Its secondary investment goal is to generate current income. To pursue these goals, the Fund invests in a diversified portfolio of common stocks that may also include investments in American Depository Receipts, which represent shares of stock of foreign companies. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets. The Fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

     The Fund’s four sub-advisors manage the Fund’s securities portfolio. Each sub-advisor has a different principal investment strategy, but the Fund deliberately selected two sub-advisors who are growth oriented and two sub-advisors who are value oriented. Generally, the Fund’s assets are reallocated equally between the growth oriented and value oriented sub-advisors at the beginning of each year, and cash received by the Fund, less amounts used to pay withdrawals and expenses, is allocated equally between the growth oriented and value oriented sub-advisors throughout the year. A description of the Fund’s policies and procedures with respect to the disclosure of the securities held by the Fund is available in the Fund’s Statement of Additional Information, which is available upon request.

“Manager of Managers” Structure

The Fund’s investment advisor, American Fidelity Assurance Company (“AFA” or “the Advisor”), allocates portions of the Fund’s assets to different sub-advisors that have distinct investment styles. The Fund and the Advisor have obtained approval of the Fund’s shareholders and an exemptive order from the SEC allowing the Fund and Advisor to operate under a “manager of managers” structure. The “manager of managers” structure allows the Advisor, with the approval of the Fund’s Board of Directors but without shareholder approval, to (1) terminate the Fund’s sub-advisors, (2) hire new, unaffiliated sub-advisors and (3) materially amend the terms of the Fund’s sub-advisory agreements. This “manager of managers” structure has been employed by the Fund because it gives the Fund’s Board increased flexibility and eliminates the expense associated with soliciting proxies and holding shareholders’ meetings to get shareholder approval of new, unaffiliated sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Fund’s Board) to oversee the sub-advisors and recommend their hiring, termination and replacement. In addition, the exemptive order received from the SEC exempts the Fund from the requirement that it disclose separately the fees that the Advisor, as fiduciary for the Fund, pays to each sub-advisor. Instead, the exemptive order permits the Fund to disclose (as both a dollar amount and as a percentage of its net assets): (i) the aggregate fees paid to the Advisor and any affiliated sub-advisors; and (ii) the aggregate fees paid to sub-advisors other than affiliated sub-advisors. If the Fund employs an affiliated sub-advisor, the Fund will provide separate disclosure of any fees paid to the affiliated sub-advisor.

Sub-Advisors’ Strategies

The general investment policies of the Fund’s sub-advisors are set forth below. At times, a sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interests of the Fund’s shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund may invest its assets in securities that are a direct obligation or guaranteed by the United States government and bonds, notes or other evidence of indebtedness, issued publicly, or privately, of a type customarily purchased for investment by institutional investors.

Beck, Mack & Oliver LLC

Beck, Mack & Oliver LLC (“BM&O”) relies primarily on fundamental analysis to identify those that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential.  BM&O uses fundamental analysis to identify sectors, industries and companies that it believes are selling at a discount to its estimate of intrinsic value, measuring the anticipated appreciation potential of the companies’ securities against existing market prices.  BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations.  BM&O’s success has been the result of a highly disciplined process that has been employed since the founding of the firm.  The portfolio management team carefully analyzes and discusses each investment in a consensus-driven process.  BM&O’s goal is to create a portfolio of securities that provide diversification to mitigate risk and generate meaningful gains over time.  BM&O’s intensive research effort helps it identify stocks that it expects will perform well over a full market cycle.  Managing risk is fundamental to BM&O’s investment approach and plays a key role in preserving capital in adverse market environments.

Boston Advisors, LLC

Boston Advisors, LLC manages a large capitalization growth equity portfolio, investing in stocks of companies with a market capitalization of greater than $1 billion and earnings expected to grow faster than the market average.  The manager’s primary objective is to generate growth of capital.   Stocks are selected through a proprietary process which incorporates disciplined quantitative metrics, comparing companies against each other and ranking them according to attractiveness.  At the completion of the ranking process, fundamental stock selection techniques are applied to the most attractive quintile of universe – including the firm’s REP process:  Rank, Environment and Price.  The first step in the process is to understand why a given rank on a company has changed relative to its peer group.  Second, to understand the environment in which the company is operating – including products, earnings drivers, competitive positioning, and management among others – and identify those stocks that show the best combination of quantitative and fundamental attractiveness.  Third, price analysis is used to gauge market sentiment and time entry and exit points (buys and/or sales) of individual stocks.  Sophisticated measures of portfolio risk are incorporated into the management and oversight of the process, including contribution to risk (both total and active), factor exposure relative to the benchmark (Russell Large Cap Growth Index) and value at risk.  The Large Cap Growth portfolio is managed by a lead portfolio manager who takes primary responsibility for stock selection and portfolio construction, working with the full investment committee on portfolio strategy, product oversight and quality assurance.

The Renaissance Group LLC

The Renaissance Group LLC (“Renaissance”) focuses on stocks that have and are expected to continue experiencing above average earnings growth.  Renaissance renders continuous investment management services in a discretionary manner based on financial models developed by the firm.  Renaissance currently offers various investment strategies, each of which may be customized to meet a client’s specific objectives or constraints.  The buy discipline follows three distinct steps:  (1) An analysis of the profitability and financial strength of a company; (2) Scoring and ranking of other factors; and (3) Overall assessment of the company and their opportunities for growth.  The sell discipline is a function of the quantitative scoring and ranking process.  Any security falling below the 40th percentile is reviewed for sale to be potentially replaced with a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

WEDGE Capital Management L.L.P.

WEDGE Capital Management L.L.P. (“WEDGE”) employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life.  The models derive from the firm’s extensive experience as an investment manager, a wide range of academic and industry findings, and intensive testing prior to their implementation.  By using models, the decisions to buy, hold or sell stocks are unemotional in nature.  WEDGE employs unique factors to each sector, recognizing that the factors that are most productive in selecting undervalued stocks vary from one sector to another.  All buy, hold and sell decisions determined by the model are reviewed by WEDGE’s analytical staff with a primary focus on the accuracy of the data and any current developments that might alter the quantitative analysis.  WEDGE will not, however, over-ride the model with subjective judgment.

PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company’s financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, thus affecting the Fund’s total return to investors. You could lose money directing your variable annuity contract payments to the Fund.

Stock Market/Equity.  The Fund invests in stocks that are traded on stock markets.  The Fund’s stock holdings may decline in value because of changes in price of a particular stock or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend.  The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

American Depository Receipts.  The Fund may invest in American Depository Receipts (“ADRs”), which generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security.  ADRs are traded in the U.S. markets and are denominated in U.S. dollars, but they are subject to risks associated with direct investments in foreign securities because the values of ADRs depend on the performance of the non-dollar denominated underlying foreign securities.  As a result, any investment by the Fund in ADRs is subject to currency, political, economic and social risks that are not usually associated with common stocks of U.S. companies.

Dual Strategy and Market Cycles.  Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions.  As a result, the performance of the growth-stock portion of the Fund’s portfolio may be higher or lower than the value-stock portion of the Fund’s portfolio and vice versa.  The Fund’s dual strategy may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks.  There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks.  A value stock may never reach what the value sub-advisors believe is its full value, or it may not have been undervalued when purchased.  Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Large Capitalization.  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Income. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. If earnings of companies in which the Fund invests are not achieved and dividends are reduced or discontinued, distributions to shareholders from the Fund may drop as well.

PORTFOLIO MANAGEMENT
Investment Advisor

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the Fund’s investment advisor. American Fidelity Assurance Company (“AFA”) is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940.  AFA was the investment advisor of the Fund’s predecessor from 1968 through 1998.

AFA is responsible for running all of the operations of the Fund, except for those subcontracted to the Fund’s sub-advisors, custodian and pricing service.  Pursuant to an investment advisory agreement, the Fund pays AFA a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the Fund.  The fee is payable monthly.

The Fund and AFA has contracted with four sub-advisors to manage the Fund’s investment portfolio, and AFA pays the related sub-advisory fees.  The Fund’s sub-advisors make the day-to-day decisions to buy and sell securities for the Fund, subject to the Fund’s investment policies and any additional restrictions set forth in the sub-advisor’s sub-advisory agreement with the Fund.  Each sub-advisor also is subject to the authority of AFA and the Fund’s board of directors, and each sub-advisor manages a portion of the Fund’s portfolio using its own investment strategy to achieve the Fund’s investment goals.

The Fund’s sub-advisors are Beck, Mack & Oliver, LLC (“BM&O”), Boston Advisors, LLC (“Boston Advisors”), The Renaissance Group LLC (“Renaissance”) and WEDGE Capital Management, L.L.P. (“WEDGE”).  Renaissance and WEDGE have served as sub-advisors to the Fund since October 2005.  The Fund retained BM&O as a sub-advisor, effective April 30, 2010, and hired Boston Advisors as a sub-advisor, effective May 1, 2013.  Prior to May 1, 2013, the Fund’s assets that are currently managed by Boston Advisors were managed by Quest Investment Management, Inc. (“Quest”), beginning April 30, 2010.

The Fund’s board of directors reviews and must approve annually the investment advisory agreement with the Fund’s investment advisor and the sub-advisory agreements with the sub-advisors.  The Fund’s annual report to shareholders for the period ending December 31, 2013 provides additional information regarding the basis for the Fund’s board of directors approving the investment advisory agreement with American Fidelity Assurance Company and the sub-advisory agreements with the sub-advisors.

Sub-Advisory Fees

The exemptive order discussed above that the Fund received from the SEC exempts the Fund from the requirement that it disclose separately the fees that the Advisor pays to each of the Fund’s sub-advisors.  The exemptive order permits the Fund to disclose (as both a dollar amount and as a percentage of net assets) the aggregate fees paid to the Fund’s four sub-advisors, none of which is an affiliate.  If the Fund hires an affiliated sub-advisor in the future, the Fund will provide separate disclosure of fees paid to the affiliated sub-advisor.

The aggregate fees paid to the sub-advisors by American Fidelity Assurance Company in 2013 in connection with the sub-advisors’ services to the Fund was $853,406, which represents 0.46% of the Fund’s average net assets for that period.  The Fund’s investment advisor, AFA, pays the sub-advisory fees on behalf of the Fund.  If Boston Advisors had been a sub-advisor to the Fund for the entire year during 2013 in lieu of Quest, then AFA would have paid the sub-advisors $849,633 (0.45% of the Fund’s net assets).

The Fund’s annual report to shareholders for the period ending December 31, 2013 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Sub-Advisors

    Beck, Mack & Oliver LLC, 360 Madison Avenue, New York, New York 10017, is an independently operated investment management firm established in 1931. BM&O has been a sub-advisor to the Fund since April 30, 2010. The firm manages approximately $4.4 billion in assets for individuals, trusts, endowments, foundations, and corporate pension plans. BM&O is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940. Mr. Zachary Wydra, Partner/Portfolio Manager, is primarily responsible for day-to-day management of the portion of the Fund allocated to BM&O. Mr. Wydra has over 14 years of investment experience, has served as a portfolio manager since 2005, and was admitted to BM&O’s partnership in 2007. Prior to joining BM&O, Mr. Wydra served as an analyst at Water Street Capital and as an associate at Graham Partners, a private equity firm. Mr. Wydra is a 1994 graduate of Brown University, earned an M.A. from Columbia University in 1995 and an M.B.A. from the University of Pennsylvania in 2003. The Fund’s Statement of Additional Information provides additional information about Beck, Mack & Oliver’s compensation structure, other accounts managed by BM&O, and BM&O’s ownership, if any, of securities in the Fund.

   Boston Advisors, LLC,  One Liberty Square, Boston, Massachusetts 02109 is an independently operated investment management firm established in 1982.  Boston Advisors manages $2.3 billion in assets, as of December 31, 2012, for institutional clients, mutual funds, individuals, trusts, endowments, foundations and pension plans.  Boston Advisors is registered with the SEC as an investment advisor under the 1940 Investment Advisers Act.  Mr. Douglas Riley, VP and Portfolio Manager, and Mr. Michael J. Vogelzang, CFA, are primarily responsible for the day-to-day management of the portion of the Fund allocated to Boston Advisors.  Mr. Riley has over 25 years of investment experience and has served as a Portfolio Manager with Boston Advisors since 2002. Prior to joining the Adviser, Mr. Riley was a Portfolio Manager with Babson-United Investment Advisors, Inc. Mr. Riley earned a BA from Emory University in 1988 and a MBA from Northeastern University in 1996.  Mr. Riley also holds the Chartered Financial Analyst designation.   Mr. Vogelzang has over 25 years of investment experience and has served as President and Chief Investment Officer of Boston Advisors since 1997.  Prior to joining the Adviser, Mr. Vogelzang was a Senior Vice President and Portfolio Manager at Freedom Capital Management. Mr. Vogelzang earned a BA from Calvin College and attended the Boston University Graduate School of Management.  Mr. Vogelzang also holds the Chartered Financial Analyst designation.  The Fund’s Statement of Additional Information provides additional information about Boston Advisors’ compensation structure, other accounts managed by Boston Advisors, and Boston Advisors ownership, if any, of securities in the Fund.

    The Renaissance Group LLC, 50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011, is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities. Renaissance has been a sub-advisor to the Fund since 2005. Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance. Mr. Schroer has 30 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982. He was also awarded the Chartered Financial Analyst designation in 1985. The Fund’s Statement of Additional Information provides additional information about Renaissance’s compensation structure, other accounts managed by Renaissance, and Renaissance’s ownership, if any, of securities in the Fund.

    WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202-6002, is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities. WEDGE has been a sub-advisor to the Fund since 2005. WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the team members principally responsible for supervising Fund assets. John Norman joined WEDGE in 2004 and has 21 years of investment experience. Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary. Richard Wells has 29 years of investment experience and joined WEDGE in 2011. Mr. Wells received his Bachelor of Science degree with a concentration in Finance from Virginia Commonwealth University. Andrei Bolshakov, CFA, who has been with WEDGE since 2006, is responsible for quantitative research and has 15 years of investment experience. Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Master of International Business at the Ural State University of Economics, as well as a Master of Business Administration at the Darla Moore School of Business and the University of South Carolina, and received a PhD-level degree in Economics and Mathematical Modeling from the Russian Academy of Science. The Fund’s Statement of Additional Information provides additional information about WEDGE’s compensation structure, other accounts managed by WEDGE, and WEDGE’s ownership, if any, of securities in the Fund.

FUND  OPERATIONS

Buying and Selling Shares

You cannot buy shares of the Dual Strategy Fund directly. You may invest indirectly in the Fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer’s retirement plan. The variable annuity contracts that offer the Dual Strategy Fund as an investment option are issued by insurance company separate accounts, which buy the Fund’s shares based on the investment instructions from participants in the variable annuities.

    To meet various obligations under the variable annuity contracts, the separate accounts may sell the Fund’s shares to generate cash. For example, a separate account may sell the Fund’s shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the Dual Strategy Fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account. The Fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the Fund to dispose of securities or fairly determine the value of its net assets, or (4) the SEC issues an order permitting suspension or delay for the protection of shareholders. The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

Pricing Shares

    The price of the Fund’s shares is based on net asset value. The Fund’s net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The Fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed, as scheduled. The days on which American Fidelity Assurance Company is scheduled to be closed this year when the New York Stock Exchange is open are (1) the Friday after Thanksgiving, and (2) Christmas Eve. Additionally, American Fidelity Assurance Company may be closed on days on which an emergency exists, as determined by the SEC, that disables American Fidelity’s operations. In instances when the New York Stock Exchange is open, but AFA is closed due to inclement weather or other emergency, as determined by the SEC, the Fund will price purchase and redemption orders on the day the order is actually received, unless the Fund is unable to segregate orders received on the emergency closed date from the orders received on the next day the Fund is open for business. If the orders cannot be segregated, orders received on a day when AFA is closed for an emergency will receive the next price calculated after AFA’s operations resume.

    The Fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits money with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day’s net asset value per share for the investment in the Dual Strategy Fund.

    The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by Interactive Data Services. Securities for which quotations are not available from Interactive Data Services are valued at the quotation obtained from Bloomberg LP. In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, one or more of the Fund’s officers will consult with the Fund’s investment advisor and sub-advisors to determine an estimated fair value of the security, which good faith determination will be approved by the Fund’s board of directors. This process is called “fair value pricing.” Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

    Because the Fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV (net asset value) as of the time the exchange typically closes, it will not be necessary for the Fund to rely on fair value pricing unless a significant event has occurred. Instances that might require the Fund to use fair value pricing include events, such as trading in a particular portfolio security halting during the day and not resuming prior to the Fund’s NAV calculation. In the unusual event that the Fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course. Fair value pricing may result in a NAV that is different from that based on market quotations.

FREQUENT PURCHASES AND REDEMPTIONS

    Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders. Because the Dual Strategy Fund’s shares are sold only through variable annuity contracts issued by insurance company separate accounts, the Fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions. The Fund’s Board of Directors has adopted the separate accounts’ policies and procedures on behalf of the Fund. As part of the Fund’s disclosure controls and procedures, each of the separate accounts will certify annually to the Fund that the separate account is in compliance with its policies and procedures. The Fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of the Fund’s shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of its shares by its shareholders.

    Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the Fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies. For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options. Frequent purchases and redemptions by shareholders pose certain risks to the Fund’s other shareholders. Market timing can make it difficult for the Fund to manage its portfolio investments. Frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

The separate accounts that offer the Dual Strategy Fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

• Limit the number of free transfers.
• Assess transfer fees and withdrawal fees.
• Restrict a participant’s ability to invest in certain investment options.
• Reserve the right to end, suspend or change a participant’s ability to transfer assets between investment options (where allowed by state law).

Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants’ ability to use market timing strategies. The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review. The Fund also has a Shareholder Information Agreement (22c-2 agreement) in place with its investment advisor, American Fidelity Assurance Company (“AFA”), which requires AFA to deliver to the Fund certain identification information about the Fund’s beneficial owners, upon request, if the Fund suspects that market timing techniques are employed.

The Fund’s Board of Directors may inspect/audit the separate accounts’ policies and procedures regarding market timing at any time without warning. Pursuant to its participation agreements with the separate accounts, the Fund’s Board of Directors may refuse to sell shares of the Fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the Fund. Relying on this discretionary authority, the Fund’s Board may cause the Fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder’s account based on a history of frequent purchases and redemptions of the Fund’s shares. Although the Board may exercise its discretion on a case-by-case basis, the Fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. Because the Fund’s investment advisor also is the depositor of the separate accounts that currently offer the Fund as an investment option, communication between the Fund and the separate accounts is on-going, making it easier for the Fund and the separate accounts to coordinate with one another to monitor market timing.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The Dual Strategy Fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company through American Fidelity Assurance Company’s separate accounts, the Fund’s only shareholders of record. The Fund pays dividends annually and reinvests the proceeds in additional shares of the Fund at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

Since the Fund’s shareholders are the separate accounts, which act through the insurance company that issued your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to you, the policyholder. For this information, you should consult the prospectus of the separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

LEGAL PROCEEDINGS

Neither the Fund nor its investment advisor, sub-advisors or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of the advisor, sub-advisor or underwriter to perform in accordance with its agreement with the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single accumulation unit of the Fund. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Total return and ratio of expenses for the Fund include only the Fund’s management fee. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

The Financial Highlights provided below and the 2012 financial statements of Dual Strategy Fund have been audited by KPMG LLP. The 2013 financial statements are included in the Fund’s Statement of Additional Information, accompanied by KPMG’s report. The Fund’s Statement of Additional Information is available upon request.

	Dual Strategy Fund Years Ended December 31
	2013	2012	2011	2010	2009
Per Share Data (1):
Net investment income	$0.15	0.15	0.12	0.10	0.11
Net realized and unrealized gains (losses) from securities	3.61	1.49	(0.11)	1.52	1.65
	3.76	1.64	0.01	1.62	1.76
Distributions – investment income	(0.17)	(0.12)	(0.10)	(0.12)	(0.13)
Distributions – capital gains	(0.28)	0.00	0.00	0.00	0.00
Net increase (decrease) in net asset unit value	3.31	1.52	(0.09)	1.50	1.63
Net asset unit value, beginning of period	11.60	10.08	10.17	8.67	7.04
Net asset unit value, end of period	$14.91	11.60	10.08	10.17	8.67
Net assets outstanding, end of period	$210,048,994	170,287,371	157,266,074	166,114,804	147,268,249

Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.11	1.36	1.09	1.11	1.46
Portfolio turnover rate	80.12	66.24	69.91	102.34	135.04
Total return (2)	32.51	16.38	0.06	18.73	25.01
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares

FOR MORE INFORMATION

By telephone Call: 1.800.662.1106
By E-mail Send your request to:
va.help@americanfidelity.com

On the Internet: Although the Fund does not maintain an internet website, important Fund documents, including the Fund’s Statement of Additional Information and its annual and semi-annual reports to shareholders, can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

By mail Write to: American Fidelity Dual Strategy Fund, Inc.® P. O. Box 25520 Oklahoma City, OK 73125-0520
Additional information about the Fund is available, free upon request by contacting us, as set forth above. Upon request, we will provide the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Dual Strategy Fund and its policies. A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

    You may also obtain information about the Fund, including the Statement of Additional Information, by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873
American Fidelity Dual Strategy Fund, Inc.®

OF STATEMENT OF ADDITIONAL INFORMATION

Introduction	1
Investment goals and policies	1
Management	4
Investment advisory services	7
Governance policies	14
The Fund’s portfolio	14
Capital stock	16
Federal tax matters	17
Service providers	19
Financial statements	19
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Boston Advisors, LLC
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.® dated May 1, 2014. You may get a free copy of the prospectus or Dual Strategy Fund’s most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, OK 73125-0520	1.800.662.1106	va.help@americanfidelity.com

Page

Introduction	1
Investment goals and policies	1
Management	4
Investment advisory services	7
Governance policies	14
The Fund’s portfolio	14
Capital stock	16
Federal tax matters	17
Service providers	19
Financial statements	19
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Boston Advisors, LLC
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

INTRODUCTION

American Fidelity Dual Strategy Fund, Inc.® (“Dual Strategy Fund” or “the Fund”) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as “Separate Account A.” Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

American Fidelity Assurance Company serves as Dual Strategy Fund’s investment advisor. American Fidelity Assurance Company has engaged Beck, Mack and Oliver LLC, Boston Advisors, LLC, The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

INVESTMENT GOALS AND POLICIES

Investment Goals

Dual Strategy Fund’s primary investment goal is long-term capital growth. Its secondary investment goal is to generate current income.

Fund Policies

Fundamental Investment Policies

Dual Strategy Fund has adopted the fundamental investment policies listed below. These policies cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of Dual Strategy Fund. A “majority of the outstanding voting securities” under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

(1)  Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

(2)  Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

(3)  Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

(4)  Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

(5)  Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

(6)  Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under federal or state securities laws.

(7)  Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

(8)  Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

(9)  Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

(10)  Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

(11)  Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make investments in money market funds up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

(12)  Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least “B/C” by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

(13)  Dual Strategy Fund will not effect the short sales of securities.
(14)  Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.
(15)  Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.
(16)  Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depository Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

Dual Strategy Fund has also adopted the following non-fundamental investment policies. These policies may be changed by the board of directors without shareholder approval.

(1)  Dual Strategy Fund should generally conform to the issuer guidelines noted below at the time of purchase:

•	A minimum market capitalization of $1 billion,
•	Audited financial statements for at least three years of operation, and
•	$50 million or more in stockholders’ equity.
(2)  Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

Policy re: Senior Securities

The Fund’s Board of Directors has not adopted a policy regarding issuing senior securities because the Fund’s Articles of Incorporation authorizes the issuance of common stock only; it does not authorize the issuance of any security senior to the common stock. Approval of two-thirds of the outstanding shares of the Fund would be necessary to amend the Fund’s Articles of Incorporation.

Temporary Investments

A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund’s shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund’s sub-advisors may invest the Fund’s assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

MANAGEMENT
Directors and Officers

Information about the Fund’s directors and officers is set forth below. The Fund is not part of a fund complex, and the positions described in the “Positions(s) Held with Fund” column below pertain only to the Dual Strategy Fund. The Fund’s Board of Directors is responsible for overseeing the Fund’s management, including establishing and supervising the Fund’s investment goals and policies, reviewing and approving the Fund’s contracts and other arrangements, and monitoring the Fund’s performance and operations. The Fund’s officers supervise daily business operations.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Officers, Interested Directors (2)
Robert D. Brearton, 64	Executive Vice President and Principal Financial Officer		Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Assurance Company	N/A
David R. Carpenter, 63	Chairman, President (Principal Executive Officer), Secretary, and Director	Since May 2006	Executive Vice President, American Fidelity Corporation; President, Chief Operations Officer, American Fidelity Assurance Company; Chairman, Chief Executive Officer, American Fidelity Securities, Inc.	None
Christopher T. Kenney, 45	General Counsel and Assistant SEC Compliance Officer	Since January 2014 and February 2008, respectively
Vice President, General Counsel and Secretary, American Fidelity Corporation; Vice President, General Counsel, Secretary and Assistant SEC Compliance Officer, American Fidelity Assurance Company; President, Chief Operating Officer and Secretary, American Fidelity Securities, Inc.
N/A
David M. Robinson, 57	Chief SEC Compliance Officer	Since February 2012
Assistant Vice President, American Fidelity Corporation; Chief SEC Compliance Officer, American Fidelity Assurance Company; Assistant Vice President and Chief Compliance Officer, American Fidelity Securities, Inc.
N/A
(1) Unless otherwise indicated, address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, and age is as of December 31, 2013.
(2) “Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Independent Directors
Jo Ann Dickey, CIA, CFSA, 73 12346A N. May, #245 Oklahoma City, OK 73120	Director	Since October 2006(4)	Retired (2006) Senior Vice President – Internal Audit, American Fidelity Corporation	None
Mark H. McCubbin, 56 5310 N.W. 5th Stree7 Oklahoma City, OK 73127	Director	Since March 2007(4)	Chief Executive Officer, McCubbin Hosiery, LLC	None
G. Rainey Williams, Jr., 53 5400 North Grand Suite 200 Oklahoma City, OK 73112	Director	Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation	Director, BancFirst Corporation

(3) Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4) Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

The Dual Strategy Fund’s Chairman of the Board is an interested person of the Fund. Each of the Fund’s three independent directors is active in Board matters, but the Fund does not have a “lead” independent director. Given the relatively small size of the Fund and its uncomplicated structure, the Fund believes that its leadership structure is appropriate, particularly in light of the fact that three of the four members of the Board of Directors are independent. The Board administers its oversight function at quarterly meetings and by maintaining open channels of communication with the Fund’s Chairman of the Board and other officers. The effect on the Board’s leadership structure is that, in effect, the independent directors run the Board and the Fund, regardless of who serves as the Chairman of the Board.

Dual Strategy Fund’s Board of Directors has established an audit committee to consider and recommend independent auditors, review significant accounting policies and annual financial statements, and review and make recommendations regarding internal controls and financial reporting practices. In 2012, the audit committee members were JoAnn Dickey and Mark H. McCubbin. The committee met two times in 2012.  The current committee members are Jo Ann Dickey, Mark H. McCubbin and G. Rainey Williams, Jr.

The Board of Directors believe that each of the Directors should serve on the Board because their business and professional backgrounds indicate that they have the ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. Certain of these business and professional experiences are set forth in detail in the table above. The Board of Directors has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills. The information provided below, and above, is not all-inclusive. Many of the qualifications and attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Jo Ann Dickey’s years of internal audit experience make her a valued member of the Board. Her familiarity with audit matters and her attention to detail are invaluable to the Board and the Fund’s management.  Ms. Dickey is a Certified Internal Auditor and a Certified Financial Services Auditor.

Mark H. McCubbin’s experience as a chief executive officer have given him the experience and skills that qualify him as a director of the Fund. His leadership skills and decision-making ability bring a valued skill set to the Board of Directors.

G. Rainey Williams, Jr.’s investment experience and experience as a Board member of a publicly traded banking corporation qualify him to serve as a director of the Fund. His insight into investment matters has been very important in Board discussions relevant to the Fund’s performance, its sub-advisors and other investment-related matters.

David R. Carpenter, the sole interested director, is a long-time member of the American Fidelity team and brings to the Board both years of business experience and years of historical knowledge about the Fund and its investment advisor, as a whole.

No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Members of Dual Strategy Fund’s Board of Directors who are not employees of American Fidelity Assurance Company receive a $6,000 annual retainer and also receive a fee of $750 for each board meeting and compliance meeting attended. Members of the Audit Committee also receive $750 for each audit committee meeting attended.  The table below sets forth the compensation paid to the Fund's directors during 2013.

Name; Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Interested Directors
David R. Carpenter, Chairman, President (Principal Executive Officer), Secretary and Director	None	None	None	None
Independent Directors
Jo Ann Dickey, Director	$10,500	None	None	$10,500
Mark H. McCubbin, Director	$10,500	None	None	$10,500
G. Rainey Williams, Jr., Director	$10,500	None	None	$10,500

Control Persons and Principal Holders of Securities

A shareholder that owns more than 25% of Dual Strategy Fund’s voting securities (shares) may be deemed to be a “control person,” as defined in the Investment Company Act of 1940, of Dual Strategy Fund.  A shareholder that owns more than 5% of Dual Strategy Fund’s shares may be deemed to be a “principal holder,” as defined in the Investment Company Act.

As of April 1, 2014, American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C are the only shareholders of record of Dual Strategy Fund, holding 84%, 15% and 1%, respectively, of the Fund’s voting securities.  Because Separate Accounts A and B own more than 25% of the Fund’s securities, each of them may be deemed to be a control person of the Fund.  American Fidelity Assurance Company, an Oklahoma life insurance company (“AFA”), holds the Separate Accounts’ assets in its name on behalf of the Separate Accounts.  As such, AFA also may be deemed to be a control person of the Fund.

With regard to matters on which the Fund’s shareholders are entitled to vote, AFA votes the shares held by each of the Separate Accounts in proportion with the instructions it receives from the Fund’s beneficial owners.  None of the Fund’s beneficial owners owns more than 5% of the Fund’s equity securities and none of the Fund’s shares are beneficially owned by the officers and directors of the Fund.

AFA is wholly owned by American Fidelity Corporation, a Nevada corporation, which is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership (“CELP”).  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of CELP.  The address of each of the foregoing entities is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma  73106.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s prospectus captioned “The Fund’s Advisors.”

Investment Advisor

General

American Fidelity Assurance Company (“AFA”) provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement (the “Advisory Agreement”). Under the Amended and Restated Advisory Agreement, AFA assumes overall responsibility, subject to the supervision of the Fund’s Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of the Fund’s portfolio by the sub-advisors on an ongoing basis. AFA provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund’s operations. AFA is also responsible for overseeing the Fund’s compliance with the requirements of applicable law and conformity with Dual Strategy Fund’s investment goals and policies, including oversight of the sub-advisors.

Fees
For its services to Dual Strategy Fund, AFA receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. AFA received the fees set forth below during the last three years in connection with the advisory services it provided to the Fund. Asset Services Company, L.L.C. and InvesTrust, N.A., each of which is an AFA affiliate, received the fees set forth below in connection with services they provide to the Fund during the last three years. AFA paid 100% of the Asset Services and InvesTrust fees.

	2013	2012	2011
American Fidelity Assurance Company:	$950,437	$847,326	$827,687
Asset Services:	$54,920	$50,472	$49.549
InvesTrust:	$52,158	$46,836	$47.256

AFA supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, expenses of printing and distributing prospectuses, reports or sales literature, salaries and other compensation of the Fund’s directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service and any advertising, sub-advisory fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Termination

The Fund’s Advisory Agreement with AFA is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by the vote of the holders of a majority of the Fund’s shares. AFA may not terminate the Advisory Agreement without the approval of a new investment advisory agreement by a majority of the Fund’s outstanding voting securities. The Advisory Agreement will terminate automatically upon an “assignment,” as defined in the Investment Company Act of 1940.

Control of Investment Advisor

American Fidelity Corporation owns 100% of AFA. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership (“CELP”). William M. Cameron and Lynda L. Cameron, each an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of CELP.

Sub-Advisors

General

The Fund and AFA have contracted with Beck, Mack & Oliver LLC, Boston Advisors, LLC, The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

AFA pays the sub-advisory fees on behalf of the Fund. All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each sub-advisor.
   Renaissance and WEDGE have served as sub-advisors since October 2005.  The Fund retained BM&O as a sub-advisor, effective April 30, 2010, and hired Boston Advisors as a sub-advisor, effective May 1, 2013.  Prior to May 1, 2013, the Fund’s assets that are currently managed by Boston Advisors had been managed by Quest Investment Management, Inc. (“Quest”) since April 30, 2010.  AFA paid the sub-advisors, in the aggregate, $853,406, $769,566 and $731,784, in connection with the sub-advisors’ services to the Fund during each of the fiscal years ended December 31, 2013, 2012 and 2011, respectively.

Board Approval

The Fund’s annual report to shareholders for the period ending December 31, 2013 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Termination

The sub-advisory agreements will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements are terminable without penalty, on 30 days notice, by AFA, Dual Strategy Fund’s Board of Directors, or by the vote of the holders of a majority of Dual Strategy Fund’s shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor’s agreement will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

BM&O

Control of BM&O

BM&O is owned by current partners of the company. Robert C. Beck has complete ownership control of BM&O.

BM&O Portfolio Managers for the Fund

Zachary Wydra, Portfolio Manager, has over 17 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007. Mr. Wydra performs all the functions related to the management of the portfolio.

Mr. Wydra is also primarily responsible for the day-to-day management of the portfolios at BM&O. The number of other accounts (excluding the Fund) managed by Mr. Wydra within each of the following categories and the total assets in the accounts as of December 31, 2013 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	1	$163.4 million
Other pooled investment vehicles	0	0
Other accounts	400	$ 842.5 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither BM&O nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Wydra’s management of the Fund’s investments and the investments of these other accounts. BM&O has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other. Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur. Since BM&O only manages equity assets using a disciplined intrinsic value-style approach, it is improbable that a strategy conflict between the Fund and other of its client accounts would occur.

BM&O does not utilize affiliated broker dealers, nor does it typically purchase securities in initial public offerings.

Regarding the allocation of investment opportunities, orders for securities are aggregated whenever possible. All accounts participating in an executed block receive the average price on all transactions. In the event an aggregated order is only partially filled, shares are randomly allocated across those accounts included in the original order. The Firm’s head trader may, in consultation with portfolio managers, decide to allocate shares of a partially filled order in a different manner if allocating in a different manner results in more equitable treatment across accounts included in the original order. When orders for the same security across multiple accounts include both directed brokerage accounts and non-directed brokerage accounts, the order(s) for the non-directed accounts are executed before those of the directed accounts.

The BM&O portfolio manager for the Fund does not own any equity securities of the Fund.

BM&O is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of BM&O to perform in accordance with its agreement with the Fund.

Compensation Structure of BM&O Portfolio Manager

Mr. Wydra is a partner of BM&O, and he receives distributions from the company representing a percentage of the net profitability of the firm. The compensation of every partner at BM&O is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability. Each partner’s ownership percentage is reviewed annually in a peer partner review. This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm.

Boston Advisors

Control of Boston Advisors
Boston Advisors is an independent, employee controlled investment advisor.  Boston Advisors is majority employee owned and is actively managed by a Management Committee which includes Mr. Michael J. Vogelzang and Mr. Douglas Riley.

Boston Advisors Portfolio Managers for the Fund

The members of the team that are responsible for the management of the Fund are Mr. Michael J. Vogelzang, CFA and Mr. Douglas Riley, CFA.  Mr. Vogelzang is President and Chief Investment Officer of Boston Advisors, has 25 years of experience and has been with Boston Advisors since 1997.  Mr. Douglas Riley is Vice President and Portfolio Manager, has 25 years of experience and has been with Boston Advisors since 2002.

In addition to managing Boston Advisors’ portion of the Fund’s assets, Mssrs. Vogelzang and Riley are also responsible for the day-to-day management of other Boston Advisors accounts.  The number of other accounts (excluding the Fund) managed by each, including and assets in such accounts as of December 31, 2012 is set forth below.

Michael J. Vogelzang, CFA

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$880 million
Other pooled investment vehicles	6	$179 million
Other accounts	145	$364 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

Douglas Riley, CFA

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$880 million
Other pooled investment vehicles	6	$179 million
Other accounts	13	$189 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

While Boston Advisors does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different.  At times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security.  In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund.  Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts.  Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund. Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund.  Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund.  Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser.  Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

Boston Advisors has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures.  The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above.  However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Compensation Structure of Boston Advisors Portfolio Managers

Boston Advisors’ institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus, and equity participation. Bonus is based on a percentage of salary subject to the achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pretax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest individual shareholder, his compensation is set by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets.

Renaissance

Control of Renaissance

Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns 76.8% of the outstanding voting shares of Renaissance. Additionally, Renaissance is controlled by the firm’s Managing Partners, including Michael Edward Schroer.

Renaissance Portfolio Managers for the Fund

Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund’s portfolio managed by Renaissance. Mr. Schroer has 30 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy. Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

    Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts. The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2013 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	2	$809.22 million
Other pooled investment vehicles	0	0
Other accounts	386	$1.98 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:
	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	1	$36.7 million

Neither Renaissance nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Schroer’s management of the Fund’s investments and the investments of these other accounts. Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients , including the Fund and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities are sold if they fall out of the top two quintiles of the model portfolio.

Selection of Brokers/Dealers:  In selecting a broker or a dealer, Renaissance may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Renaissance’s judgment of that brokers execution capabilities and/or as a result of Renaissance’s perceived value of the broker’s research services.  Renaissance receives third party research through soft dollar arrangements whereby a broker purchases research from a third party on Renaissance’s behalf.  Renaissance also receives proprietary research from brokers through commission sharing arrangements and may receive proprietary research through soft dollar arrangements.  Renaissance generally seeks to achieve best execution through the evaluation of trade execution, clearance, settlement and research services provided by a broker.  There can be no assurance that objective can always be achieved.  Renaissance does not enter into any agreements formal or otherwise regarding order flow as a result of research received.   Clients should consider there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions.  The proprietary research services that Renaissance obtains from brokers may be used to service all of Renaissance’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Renaissance for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

Compensation structure of Renaissance Portfolio Managers:  The portfolio manager is a Managing Partner of Renaissance.  Managing Partners and Senior Partners of Renaissance are compensated through two distinct variable incentive compensation mechanisms.  The first is tied to their ownership in the firm   All partners received dividend distributions which are allocated to the partners pro rata based upon their respective ownership percentage.  The level of dividends is set as a fixed percentage of revenues.  The second compensation mechanism is through the sharing of residual profits of the firm.   All residual profits are split between the Managing Partners and Senior Partners.  The residual profits of the firm are equal to its revenues less all dividend distributions, compensation and other operating expenses.

All other employees are compensated via salary and bonus arrangements.  Bonuses are paid based upon achievement of specific company and individual goals and are determined by the Managing Partners.  For analysts, stock recommendations are the largest factor for determining bonuses.  Compensation is not based directly on the Fund’s performance or any other incentive arrangements.

The Renaissance Portfolio Managers for the Fund do not own any equity securities of the Fund.

Renaissance is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Renaissance to perform in accordance with its agreement with the Fund.

Performance Based Fees:   Performance-based fees create certain inherent conflicts of interest with respect to Renaissance’s management of assets. Specifically, our entitlement to a performance-based fee in managing one or more accounts may create an incentive for us to take risks in managing assets that we would not otherwise take in the absence of such arrangements. Additionally, since performance-based fees reward us for strong performance in accounts which are subject to such fees, we may have an incentive to favor these accounts over those that have only asset-based fees (i.e., fees based simply on the amount of assets under management in an account) with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. This potential conflict has been reduced or eliminated by employing a random trading rotation prior to trade execution to ensure all clients in our trading rotation have the same chance of receiving a first or last trade execution.

WEDGE

Control of WEDGE

    WEDGE is an independent investment advisor owned by nine general partners who are actively involved in the management of the firm. Ownership interests vary among the partners, with no single partner possessing an ownership percentage greater than 20%.

WEDGE Portfolio Managers for the Fund

WEDGE applies a team approach to the management of the Fund’s assets, relying both on quantitative models as well as investment professional input. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the team members principally responsible for supervising the Fund’s assets. John Norman, Richard Wells and Andrei Bolshakov, CFA, are the Fund’s Portfolio Managers.

John Norman joined WEDGE in 2004 and has 22 years of investment experience. Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.

Richard Wells joined WEDGE in 2011 and has 30 years of investment experience. Mr. Well received his Bachelor of Science degree with a concentration in Finance from Virginia Commonwealth University.

Andrei Bolshakov, CFA, joined WEDGE in 2006 and has 16 years of investment experience. Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Masters in International Business at the Ural State University of Economics, as well as a Masters of Business Administration at the Darla Moore School of Business at the University of South Carolina, and received a PhD-level degree in Economics and Mathematics Modeling from the Russian Academy of Science.

In addition to managing WEDGE’s portion of the Fund’s assets, Messrs. Norman, Wells and Bolshakov are also jointly and primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts.

The number of other accounts (excluding the Fund) managed by Messrs. Norman, Wells and Bolshakov within each of the identified categories and the total assets in the accounts as of December 31, 2013 managed within each category is set forth below. None of Messrs. Norman, Wells or Bolshakov manage any of the accounts individually.

	Number of Accounts	Assets in Accounts
Registered investment companies	3	$840 million
Other pooled investment vehicles	0	$0
Other accounts	176	$5.7 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

During the normal course of managing assets for multiple clients, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security. Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients’ accounts, WEDGE will allocate shares of the security in accordance with its order allocation procedures. WEDGE’s allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time. Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting. To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur. WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of the Fund.

The WEDGE Portfolio Managers for the Fund do not own any equity securities of the Fund.

WEDGE is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of WEDGE to perform in accordance with its agreement with the Fund.

Compensation Structure of WEDGE Portfolio Managers

WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. John Norman and Andrei Bolshakov are both general partners of the firm. Their compensation is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability. Each general partner’s ownership percentage is reviewed annually in a peer partner review, with ultimate determination by the firm’s Management Committee (similar to a Board of Directors). This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Richard Wells, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record. Compensation is not fixed, based on Fund performance or based on the value of assets held in the Fund’s portfolio.

GOVERNANCE POLICIES

Codes of Ethics

    Dual Strategy Fund, its investment advisor, its sub-advisors and its principal underwriter each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act.  Each of these codes of ethics permits personnel subject to the codes to buy and sell securities; however, personnel subject to the codes must comply with certain restrictions when purchasing or selling securities that have been purchased or sold by Dual Strategy Fund.

Proxy Voting Policies

Dual Strategy Fund has delegated all proxy voting authority to its investment advisor, AFA, which has further delegated the proxy-voting authority to the Fund’s sub-advisors. Information about how the Fund’s proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2013 is available (1) without charge, upon request, by calling 1.800.662.1106 and (2) on the SEC’s website at http://www.sec.gov. The proxy voting policies of BM&O, Boston Advisors, Renaissance, and WEDGE are attached hereto as Appendices A, B, C and D respectively.

THE FUND’S PORTFOLIO

Portfolio Turnover

During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.12% of the average value of its portfolio.  We do not anticipate a significant variation in the portfolio turnover rate from that reported for the last fiscal year; however, the sub-advisors are solely responsible for decisions to buy or sell securities held by the Fund.  As a result, our portfolio turnover rate could differ materially from our expectations.  An increased portfolio turnover rate generally does not result in material adverse consequences to the Fund or its shareholders; however, it does increase certain administrative costs and can impact the Fund’s performance.  The Fund believes that any costs associated with increased portfolio turnover rates is reasonable in light of the importance of the sub-advisors’ discretion in buying and selling securities held by the Fund.

Disclosure of Portfolio Holdings

Generally, the Fund does not disclose its portfolio securities holdings to individual investors or institutional investors, except to the extent that disclosure is made in the Fund’s sales literatures, advertisement, and SEC filings.  Intermediaries that distribute the Fund’s shares do not receive information about the Fund’s portfolio securities unless there is a legitimate business purpose for an intermediary to have such information.  Additionally, the Fund generally does not disclose its portfolio holdings to third-party service providers or rating and ranking organizations except in certain circumstances if the Fund has a legitimate business purpose for doing so and believes that it is in the best interests of the Fund’s shareholders.  With regard to affiliated persons of the Fund, the Fund limits disclosure of portfolio holdings to affiliated persons who acquire the information in the course of performing regular duties associated with their jobs.

A limited number of “Access Persons” of the Fund, its investment advisor, and its sub-advisors obtain direct knowledge of the Fund’s portfolio holdings in the course of performing regular duties associated with their jobs.  Each Access Person of the Fund, its investment advisor, and its sub-advisors is subject to a Code of Ethics that restricts disclosures of the Fund’s portfolio holdings and prohibits personal trading based on the information.  No Access Person or other personnel of the Fund or its investment advisor or sub-advisors is authorized to make disclosures about the Fund’s portfolio securities in contravention of the applicable Code of Ethics.  The Code of Ethics of each of the Fund, its investment advisor, and its sub-advisors restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry.  The Fund’s Board of Directors receives a certification each year from the Fund, its investment advisor, and its sub-advisors regarding the Access Persons’ compliance with the applicable Code of Ethics.  In the event of a conflict between the interests of the Fund’s shareholders and the Fund’s investment advisor, sub-advisors, or principal underwriter (or any of their affiliates), the Fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

The Fund discloses its portfolio holdings publicly in filings made with the SEC four times each year – in Form N-CSR and Form N-Q.  The Fund’s Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters.  The Fund’s Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings.  In the future, the Fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

Although the Fund does not have any ongoing arrangements to make information available about the Fund’s portfolio securities, as a general rule, the Fund’s custodian and independent registered public accounting firm have access to the Fund’s portfolio holdings at any time.  In addition, from time to time, circumstances may arise that make it advisable for the Fund to divulge its portfolio holdings to selected third parties for legitimate business purposes.  In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the Fund’s management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information.  The Fund’s management and the management of the Fund’s investment advisor may authorize disclosure of the Fund’s portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Fund’s current advisor, disclosure to a newly hired investment advisor or sub-advisor prior to commencing its duties, or disclosure to a rating agency for use in developing a rating.  Management of the Fund will advise the Fund’s Board of Directors of any events of this nature so that the Board may determine whether additional oversight is needed in connection with the matter, including oversight of disclosure of the Fund’s portfolio holdings.  Neither the Fund nor its investment advisor receives any compensation or other consideration (including any agreement to maintain assets in the Fund) for making such information available.

Portfolio Transactions

The Fund’s sub-advisors are responsible for (1) decisions to buy and sell securities on behalf of the Fund, (2) selecting brokers to conduct buy/sell transactions, and (3) negotiating brokerage commissions, in each case with respect to the portion of the Fund’s securities under the sub-advisor’s management. None of the Fund’s sub-advisors nor any of their respective affiliates may act as a broker for securities transactions for the Fund.

In selecting brokers to conduct the Fund’s portfolio transactions, the sub-advisors use their best efforts to obtain the most favorable price and execution available except to the extent that they determine that a higher brokerage commission is warranted for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, the sub-advisors:

•	Review the type and quality of the execution services rendered.
•	Review the quantity and nature of the portfolio transactions effected.
•
  Compare generally the commissions actually paid to brokers with (A) the commissions believed to be charged by other brokers for effecting similar transactions, and (B) the commissions generally charged by brokers prior to the introduction of negotiated commission rates.

•	Consider the quality and usefulness of the brokerage and research services, if any, that may be furnished by brokers.

    Research services provided by brokers may be used by the sub-advisors in advising all of their clients, although not all such services may be used by the clients that paid the commissions. Conversely, however, a client of a sub-advisor may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, a sub-advisor may cause clients, including Dual Strategy Fund, to pay a higher brokerage commission to a broker that provides brokerage and research services to the sub-advisor than the sub-advisor’s clients would have paid to another broker that did not provide such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

In 2013, 2012 and 2011, Dual Strategy Fund paid brokerage commissions of $167,136, $161,576 and $198,610, respectively.

CAPITAL STOCK

Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund’s stock and, upon liquidation or dissolution, in Dual Strategy Fund’s net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s Prospectus captioned “Distributions and Taxes.”

The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see “Registration” below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see “Election” below), (iii) derive at least 90% of its gross income from certain sources (see “Sources of Gross Income” below), and (iv) diversify its assets in accordance with certain requirements (see “Diversification of Assets” below).

To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see “Distribution of Dividends” below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see “Earnings and Profits” below).

This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The Fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The Fund has filed such an election with its federal income tax return for past tax years and intends to maintain such election for future tax years.

Sources of Gross Income

To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

(1)   at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, or other securities which, with respect to any one issuer, do not exceed 5% of the value of the Fund’s total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

(2)   not more than 25% of the value of the Fund’s total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of (a) any one issuer, (b) two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnership. For purposes of this 25% test, the Fund is treated as owning its proportionate share of the corporations within its chain of control. “Control” is defined for this purpose as 20% or more of the total combined voting power of all classes of stock entitled to vote.

Distribution of Dividends

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income (determined without regard to its dividends paid deductions) and 90% of its net tax-exempt income. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

Classification of Gains and Losses

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

Adequate Diversification of Investments

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts. The Fund intends to comply with applicable requirements so that the Fund’s investments are “adequately diversified” for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purpose of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of the fund will be treated as owning multiple investments consisting of the account’s proportionate share of each of the assets of the fund. Dual Strategy Fund intends to satisfy these conditions so that the shares of the Fund owned by a separate account of a participating insurance company will be treated as multiple investments. If, however, the Fund is not “adequately diversified” within the meaning of Section 817(h) of the Code, the variable annuity contracts supported by the Fund would not be treated as annuity contracts, for any period (or subsequent period) during which the Fund is not “adequately diversified”. In such instances, the income on the contracts for any taxable year of the policyholder is treated as ordinary income received or accrued by the policyholder during each year.

State Income Tax Status

The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

For a discussion of the tax consequences of variable annuity contracts, you should refer to the applicable separate account prospectus.

SERVICE PROVIDERS

Underwriter

Dual Strategy Fund’s shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of AFA, the Fund’s investment advisor. American Fidelity Securities, Inc. is the sole underwriter for Dual Strategy Fund. American Fidelity Securities, Inc. is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. American Fidelity Securities, Inc. receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

Custodian
    InvesTrust, N.A., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust N.A. holds Dual Strategy Fund’s portfolio securities and keeps all necessary accounts and records.  AFA pays all of InvesTrust N.A.’s compensation for its services as custodian.  InvesTrust N.A. is a wholly owned subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.  InvesTrust N.A. received $52,158, $46,836 and $47,256 for services performed with regard to the Fund in 2013, 2012 and 2011, respectively.

Investment Consultant

Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Fund and AFA. Under the investment consultant agreement, from time to time, Asset Services Company, L.L.C. provides certain reports and information to the Fund and AFA. Asset Services Company, L.L.C. is a wholly owned subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.

    AFA pays all of Asset Services Company, L.L.C.’s compensation for its services as consultant.  Asset Services Company, L.L.C. received $54,920, $50,472 and $49,549 for services performed with regard to the Fund in 2013, 2012 and 2011, respectively.

Independent Registered Public Accounting Firm; Legal Counsel

This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

FINANCIAL STATEMENTS

Following are the financial statements of Dual Strategy Fund.

21

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Financial Statements

December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Oklahoma City, Oklahoma
February 11, 2014

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2013
Assets
Investments, at fair value (cost $161,759,294)	$209,866,166
Accrued interest and dividends	179,346
Accounts receivable for shares purchased	4,002
Total assets	210,049,514
Liabilities
Accounts payable for shares redeemed	520
Total liabilities	520
Net assets	$210,048,994
Composition of net assets:
Net capital paid in on shares of capital stock	$133,762,485
Undistributed net investment income	2,128,861
Accumulated net realized gains	26,050,776
Unrealized appreciation on investments	48,106,872
Net assets (equivalent to $14.91 per share based on
14,089,230 shares of capital stock outstanding)	$210,048,994
See accompanying notes to financial statements.

(Continued)
2

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2013
Investment income:
Income:
Dividends (net of foreign taxes paid of $32,081)	$3,038,247
Interest	11,791
3,050,038
Expenses:
Investment advisory fees	950,437
Net investment income	2,099,601
Realized gains on investments:
Proceeds from sales	161,393,817
Cost of securities sold	134,529,444
Net realized gains on investments sold	26,864,373
Unrealized appreciation on investments, end of year	48,106,872
Unrealized appreciation on investments, beginning of year	23,662,232
Change in unrealized appreciation on investments	24,444,640
Net increase in net assets resulting from operations	$53,408,614
See accompanying notes to financial statements.

(Continued)
3

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012
	2013	2012
Increase in net assets from operations:
Net investment income	$2,099,601	2,294,304
Net realized gains on investments	26,864,373	12,838,553
Change in unrealized appreciation on investments	24,444,640	10,159,215
Increase in net assets resulting from operations	53,408,614	25,292,072
Distributions to shareholders:
Investment income	(2,300,000)	(1,800,000)
Capital gains	(3,829,652)	—
Total distributions to shareholders	(6,129,652)	(1,800,000)
Changes from capital stock transactions	(7,517,339)	(10,470,775)
Increase in net assets	39,761,623	13,021,297
Net assets, beginning of year	170,287,371	157,266,074
Net assets, end of year	$210,048,994	170,287,371
Undistributed net investment income	$2,128,861	2,329,260
See accompanying notes to financial statements.

(Continued)
4

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
Years ended December 31, 2013, 2012, 2011, 2010, and 2009
	2013	2012	2011	2010	2009
Per share data (1):
Net investment income	$0.15	0.15	0.12	0.10	0.11
Net realized and unrealized gains (losses) from securities	3.61	1.49	(0.11)	1.52	1.65
	3.76	1.64	0.01	1.62	1.76
Distributions – investment income	(0.17)	(0.12)	(0.10)	(0.12)	(0.13)
Distributions – capital gains	(0.28)	—	—	—	—
Net increase (decrease) in net asset unit value	3.31	1.52	(0.09)	1.50	1.63
Net asset unit value, beginning of year	11.60	10.08	10.17	8.67	7.04
Net asset unit value, end of year	$14.91	11.60	10.08	10.17	8.67
Net assets outstanding, end of year	$210,048,994	170,287,371	157,266,074	166,114,804	147,268,249
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.11	1.36	1.09	1.11	1.46
Portfolio turnover rate	80.12	66.24	69.91	102.34	135.04
Total return (2)	32.51	16.38	0.06	18.73	25.01
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

(Continued)
5

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013
	Shares or	Fair value
	principal		Percentage
	amount	Amount	of net assets

Common stock:
Amusement and recreation services:
The Walt Disney Company	8,000	$611,200	0.29%
		611,200	0.29
Apparel and accessory stores:
Michael Kors Holdings Limited * **	7,350	596,747	0.29
The Gap, Inc.	19,832	775,034	0.37
The TJX Companies, Inc.	15,611	994,889	0.47
		2,366,670	1.13
Apparel and other finished products:
Hanesbrands Inc.	21,041	1,478,551	0.70
		1,478,551	0.70
Auto dealers, gas stations:
Autozone, Inc. *	2,114	1,010,365	0.48
O'Reilly Automotive, Inc. *	10,973	1,412,335	0.67
		2,422,700	1.15
Building construction-general contractors:
PulteGroup, Inc.	53,680	1,093,462	0.52
		1,093,462	0.52
Building materials and garden supplies:
Lowe's Companies, Inc.	46,899	2,323,845	1.11
The Home Depot, Inc.	20,388	1,678,748	0.80
		4,002,593	1.91
Business services:
Alliance Data Systems Corporation *	5,450	1,432,968	0.68
CA, Inc.	20,900	703,285	0.34
Electronic Arts Inc. *	15,600	357,864	0.17
Fidelity National Information Services, Inc.	18,888	1,013,908	0.48
FleetCor Technologies, Inc. *	6,100	714,737	0.34
Google Inc. *	2,691	3,015,831	1.44
International Business Machines Corporation	20,011	3,753,463	1.79
MasterCard Incorporated.	2,611	2,181,386	1.04
MedAssets, Inc. *	17,300	343,059	0.16
Microsoft Corporation	82,794	3,098,979	1.48
Nielsen Holdings N.V. **	14,400	660,816	0.31
Oracle Corporation	55,006	2,104,530	1.00
Sapient Corporation *	23,300	404,488	0.19
Symantec Corporation	33,843	798,018	0.38
Synopsys, Inc. *	25,297	1,026,299	0.49
Vantiv, Inc. *	17,050	556,001	0.27
Visa Inc.	4,909	1,093,136	0.52
Yandex N.V. * **	7,950	343,043	0.16
		23,601,811	11.24
Chemicals and allied products:
Abbott Laboratories	88,253	3,382,737	1.61
AbbVie Inc.	12,500	660,125	0.31
Agrium Inc. **	1,400	128,072	0.06
Air Products & Chemicals, Inc.	1,100	122,958	0.06
Albemarle Corporation	1,800	114,102	0.05
Allergan, Inc.	9,678	1,075,032	0.51
Amgen Inc.	8,000	913,280	0.43
Biogen Idec Inc. *	3,174	887,926	0.42
Celanese Corporation	2,185	120,852	0.06
Celgene Corporation *	11,235	1,898,266	0.90
CF Industries Holdings, Inc.	500	116,520	0.06
Colgate-Palmolive Company	10,800	704,268	0.34
E.I. du Pont de Nemours and Company	2,000	129,940	0.06
Eastman Chemical Company	1,600	129,120	0.06
Eli Lilly and Company	13,800	703,800	0.34
Forest Laboratories, Inc. *	9,600	576,288	0.28
Gilead Sciences, Inc. *	28,119	2,113,143	1.01
Jazz Pharmaceuticals plc * **	5,100	645,456	0.31

(Continued)
6

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013
Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Johnson & Johnson	31,550	$2,889,665	1.38%
Lyondellbasell Industries N.V. **	5,450	437,526	0.21
Merck & Co., Inc.	45,000	2,252,250	1.07
Novartis AG **	8,700	335,994	0.16
Pfizer Inc.	21,900	670,797	0.32
PPG Industries, Inc.	5,909	1,120,701	0.53
The Dow Chemical Company	11,800	523,920	0.25
The Medicines Company *	8,700	699,306	0.33
Westlake Chemical Corporation	3,350	408,935	0.19
		23,760,979	11.31
Communications:
CBS Corporation	21,400	1,364,036	0.65
Comcast Corporation	13,300	691,134	0.33
Dish Network Corporation *	10,100	584,992	0.28
Level 3 Communications, Inc. *	42,050	1,394,799	0.66
Liberty Interactive Corporation *	15,650	459,328	0.22
SBA Communications Corporation *	5,950	534,548	0.25
Scripps Networks Interactive, Inc.	11,580	1,000,628	0.48
Verizon Communications Inc.	23,000	1,130,220	0.54
Viacom Inc.	7,100	620,114	0.29
		7,779,799	3.70
Construction-special trade:
Chicago Bridge & Iron Company N.V. **	6,450	536,253	0.26
		536,253	0.26
Depository institutions:
Capital One Financial Corporation	6,100	467,321	0.22
JPMorgan Chase & Co.	8,500	497,080	0.24
KeyCorp	34,300	460,306	0.22
Regions Financial Corporation	47,400	468,786	0.22
State Street Corporation	7,300	535,747	0.25
SunTrust Banks, Inc.	12,400	456,444	0.22
U.S. Bancorp	43,500	1,757,400	0.84
		4,643,084	2.21
Durable goods-wholesale:
Reliance Steel & Aluminum Co.	1,600	121,344	0.06
		121,344	0.06
Eating and drinking places:
Bloomin' Brands, Inc. *	17,250	414,172	0.20
		414,172	0.20
Electric, gas, and sanitary services:
Ameren Corporation	8,800	318,208	0.15
American Electric Power Company, Inc.	6,800	317,832	0.15
Centerpoint Energy, Inc.	13,600	315,248	0.15
Edison International	6,400	296,320	0.14
Entergy Corporation	5,100	322,677	0.15
Exelon Corporation	11,200	306,768	0.15
FirstEnergy Corp.	8,900	293,522	0.14
Pinnacle West Capital Corporation	5,400	285,768	0.14
Public Service Enterprise Group Incorporated	8,800	281,952	0.13
		2,738,295	1.30
Electronic and other electric equipment:
Amphenol Corporation	8,800	784,784	0.37
Applied Materials, Inc.	25,850	457,286	0.22
NXP Semiconductors N.V. * **	9,400	431,742	0.21
Qualcomm Incorporated	39,526	2,934,805	1.40
Skyworks Solutions, Inc. *	34,610	988,462	0.47
Spectrum Brands Holdings, Inc.	7,900	557,345	0.26
Texas Instruments Incorporated	18,300	803,553	0.38
Xilinx, Inc.	16,000	734,720	0.35
		7,692,697	3.66

(Continued)
7

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Engineering, accounting, research, management and relation services:
Covance Inc. *	4,600	$405,076	0.19%
		405,076	0.19
Fabricated metal products:
Ball Corporation	2,400	123,984	0.06
Crown Holdings, Inc. *	2,600	115,882	0.06
Harsco Corporation	14,300	400,829	0.19
Parker-Hannifin Corporation	8,550	1,099,872	0.52
Visteon Corporation *	3,700	302,993	0.14
		2,043,560	0.97
Food and kindred products:
Anheuser-Busch InBev SA/NV **	5,800	617,468	0.30
Archer-Daniels-Midland Company	3,000	130,200	0.06
Bunge Limited **	1,500	123,165	0.06
Dr Pepper Snapple Group, Inc.	14,200	691,824	0.33
Ingredion Incorporated	1,800	123,228	0.06
Mead Johnson Nutrition Company	6,050	506,748	0.24
Monster Beverage Corporation *	6,850	464,225	0.22
The Hershey Company	5,200	505,596	0.24
		3,162,454	1.51
Food stores:
GNC Holdings, Inc.	7,150	417,918	0.20
		417,918	0.20
General merchandise:
Macy's, Inc.	28,835	1,539,789	0.73
		1,539,789	0.73
Health services:
Laboratory Corporation of America Holdings *	7,000	639,590	0.31
		639,590	0.31
Heavy construction non-building:
Fluor Corporation	40,550	3,255,759	1.55
KBR, Inc.	15,100	481,539	0.23
		3,737,298	1.78
Holding and other investment offices:
Brookfield Asset Management Inc. **	62,300	2,419,109	1.15
Extra Space Storage Inc.	9,700	408,661	0.20
		2,827,770	1.35
Home furniture and equipment:
Bed Bath & Beyond Inc. *	18,300	1,469,490	0.70
Gamestop Corp.	13,400	660,084	0.31
Williams-Sonoma, Inc.	6,800	396,304	0.19
		2,525,878	1.20
Hotels, other lodging places:
Las Vegas Sands Corp.	8,900	701,943	0.33
Starwood Hotels & Resorts Worldwide, Inc.	13,229	1,051,044	0.50
Wyndham Worldwide Corporation	8,700	641,103	0.31
Wynn Resorts, Limited	2,500	485,525	0.23
		2,879,615	1.37
Industrial machinery and equipment:
AGCO Corporation	8,700	514,953	0.24
Apple Computer, Inc.	6,155	3,453,632	1.64
Baker Hughes Incorporated	6,600	364,716	0.17
Caterpillar Inc.	7,300	662,913	0.32
Cisco Systems, Inc.	34,363	771,449	0.37
Cummins Engine, Inc.	11,111	1,566,317	0.75
Dover Corporation	29,200	2,818,968	1.34
EMC Corporation	33,179	834,452	0.40
F5 Networks, Inc. *	9,988	907,510	0.43
Joy Global Inc.	5,950	348,016	0.17

(Continued)
8

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Lam Research Corporation *	16,761	$912,636	0.43%
National Oilwell Varco, Inc.	19,950	1,586,624	0.76
NetApp, Inc.	20,663	850,076	0.40
Pitney Bowes, Inc.	23,600	549,880	0.26
SanDisk Corporation	13,522	953,842	0.45
Seagate Technology Public Limited Company **	14,500	814,320	0.39
The Timken Company	10,600	583,742	0.28
Western Digital Corporation	22,269	1,868,369	0.89
		20,362,415	9.69
Instruments and related products:
3M Company	4,000	561,000	0.27
Agilent Technologies, Inc.	18,280	1,045,433	0.50
Baxter International Inc.	35,050	2,437,728	1.16
Becton, Dickinson and Company	9,135	1,009,326	0.48
Danaher Corporation	12,737	983,296	0.47
Fossil Group, Inc.*	7,201	863,688	0.41
KLA-Tencor Corporation	15,580	1,004,287	0.48
Medtronic, Inc.	16,225	931,153	0.44
Northrop Grumman Corporation	11,400	1,306,554	0.62
Raytheon Company	9,000	816,300	0.39
Rockwell Automation , Inc.	8,725	1,030,946	0.49
Roper Industries, Inc.	4,500	624,060	0.30
St. Jude Medical, Inc.	11,700	724,815	0.34
Waters Corporation *	4,200	420,000	0.20
Zimmer Holdings, Inc.	7,600	708,244	0.34
		14,466,830	6.89
Insurance carriers:
Aetna Inc.	9,800	672,182	0.32
Assurant, Inc.	7,400	491,138	0.23
Axis Capital Holdings Limited **	15,100	718,307	0.34
Berkshire Hathaway Inc. *	18,000	2,134,080	1.02
Cigna Corporation	8,200	717,336	0.34
CNO Financial Group, Inc.	30,400	537,776	0.26
Genworth Financial, Inc. *	31,550	489,971	0.23
Lincoln National Corporation	9,200	474,904	0.23
Markel Corporation *	109	63,258	0.03
Metlife Capital Trust, Inc.	8,200	442,144	0.21
Principal Financial Group, Inc.	9,000	443,790	0.21
Prudential Financial, Inc.	5,200	479,544	0.23
RenaissanceRe Holdings Ltd. **	21,550	2,097,677	1.00
The Allstate Corporation	7,900	430,866	0.20
The Chubb Corporation	4,700	454,161	0.22
The Hartford Financial Services Group, Inc.	12,400	449,252	0.21
The Travelers Companies, Inc.	4,900	443,646	0.21
UnitedHealth Group Incorporated	8,900	670,170	0.32
Unum Group	13,200	463,056	0.22
Wellcare Health Plans, Inc. *	5,250	369,705	0.18
Wellpoint, Inc.	6,800	628,252	0.30
		13,671,215	6.51
Lumber and wood products:
Leucadia National Corporation	80,750	2,288,455	1.09
		2,288,455	1.09
Metal mining:
Cliffs Natural Resources Inc.	4,900	128,429	0.06
Freeport-McMoRan Copper & Gold Inc.	3,300	124,542	0.06
		252,971	0.12
Mining, quarry nonmetal minerals:
Teck Resources Limited **	5,200	135,252	0.06
		135,252	0.06

(Continued)
9

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
Miscellaneous retail:
CVS Caremark Corp	23,568	$1,686,762	0.80%
Express Scripts Holding Company *	12,500	878,000	0.42
Omnicare, Inc.	7,950	479,862	0.23
PetSmart, Inc.	11,612	844,773	0.40
Walgreen Co.	9,050	519,832	0.25
		4,409,229	2.10
Nondepository institutions:
American Express Company	11,660	1,057,911	0.50
CIT Group Inc.	7,850	409,220	0.20
Discover Financial Services	8,200	458,790	0.22
SLM Corporation	16,600	436,248	0.21
		2,362,169	1.13
Nondurable goods-wholesale:
Amerisource Bergen Corporation	16,250	1,142,538	0.54
Cardinal Health, Inc.	5,100	340,731	0.16
McKesson Corporation	13,791	2,225,867	1.06
Nu Skin Enterprises, Inc.	3,000	414,660	0.20
		4,123,796	1.96
Oil and gas extraction:
Anadarko Petroleum Corporation	5,200	412,464	0.20
Apache Corporation	3,600	309,384	0.15
Devon Energy Corporation	4,000	247,480	0.12
Diamond Offshore Drilling, Inc.	5,300	301,676	0.14
Encana Corporation **	124,500	2,247,225	1.07
Eni S.p.A **	6,600	320,034	0.15
EOG Resources, Inc.	3,500	587,440	0.28
Helmerich & Payne, Inc.	4,200	353,136	0.17
Nabors Industries Ltd. **	19,400	329,606	0.16
Noble Corporation **	62,900	2,356,863	1.12
Occidental Petroleum Corporation	3,500	332,850	0.16
Patterson-UTI Energy, Inc.	13,100	331,692	0.16
Royal Dutch Shell PLC **	4,800	342,096	0.16
Schlumberger N.V. (Schlumberger Limited) **	26,150	2,356,376	1.12
SM Energy Company	5,550	461,261	0.22
Superior Energy Services, Inc. *	12,000	319,320	0.15
Talisman Energy Inc. **	26,200	305,230	0.15
Transocean LTD. **	6,600	326,172	0.15
		12,240,305	5.83
Paper and allied products:
International Paper Company	2,500	122,575	0.06
Kimberly-Clark Corporation	6,400	668,544	0.32
Packaging Corporation of America	8,050	509,404	0.24
		1,300,523	0.62
Petroleum refining and related industries:
BP PLC-Spons ADR **	6,600	320,826	0.15
Chevron Corporation	2,592	323,767	0.16
ConocoPhillips	4,500	317,925	0.15
Exxon Mobil Corporation	3,400	344,080	0.16
Hess Corporation	4,000	332,000	0.16
Total SA **	5,500	336,985	0.16
		1,975,583	0.94
Railroad transportation:
Union Pacific Corporation	11,019	1,851,192	0.88
		1,851,192	0.88
Real estate:
CBRE Group, Inc. *	18,300	481,290	0.23
PICO Holdings, Inc. *	96,500	2,230,115	1.06
		2,711,405	1.29
Rubber and miscellaneous plastic products:
The Goodyear Tire & Rubber Company	29,000	691,650	0.33
691,650	0.33

(Continued)
10

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2013

Shares or	Fair value
principal		Percentage
amount	Amount	of net assets
691,650	0.33
Security and commodity brokers:
Ameriprise Financial, Inc.	8,400	$966,420	0.46%
Blackrock, Inc.	3,198	1,012,071	0.48
Franklin Resources, Inc.	26,057	1,504,271	0.72
Intercontinental Exchange, Inc.	4,234	952,311	0.45
LPL Financial Holdings Inc.	9,500	446,785	0.21
The Goldman Sachs Group, Inc.	2,800	496,328	0.24
		5,378,186	2.56
Service necessity:
Subsea 7 S.A. **	78,250	1,514,920	0.72
		1,514,920	0.72
Textile mill products:
Mohawk Industries, Inc. *	4,800	714,720	0.34
		714,720	0.34
Transportation by air:
Bristow Group Inc.	18,200	1,366,092	0.65
Copa Holdings, S.A. **	3,050	488,336	0.23
		1,854,428	0.88
Transportation equipment:
Autoliv, Inc.	5,500	504,900	0.24
BorgWarner Inc.	17,902	1,000,900	0.48
Ford Motor Company	35,050	540,822	0.26
General Dynamics Corporation	12,350	1,180,043	0.56
Lockheed Martin Corporation	5,100	758,166	0.36
Polaris Industries Inc.	7,400	1,077,736	0.51
The Boeing Company	12,625	1,723,186	0.82
TRW Automotive Holdings Corp *	6,700	498,413	0.24
		7,284,166	3.47
Transportation services:
priceline.com incorporated *	2,095	2,435,228	1.16
		2,435,228	1.16
Water transportation:
Kirby Corporation *	4,000	397,000	0.19
		397,000	0.19
Total common stocks (cost $157,757,324)		205,864,196	98.01
Short-term investments:
AIM Money market funds (0.020075% at December 31, 2013)	4,001,970	4,001,970	1.90
Total short-term investments (cost $4,001,970)		4,001,970	1.90
Total investments (cost $161,759,294)		209,866,166	99.91
Other assets and liabilities, net		182,828	0.09
Total net assets		$210,048,994	100.00%

* Presently not producing dividend income
** Foreign Investments (10.61% of net assets)
See accompanying notes to financial statements.

  (Continued)
11

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2013

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued using the services of Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s board of directors. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. All securities were priced at December 31, 2013 based on quoted market prices. The Company has in place a process to validate with a secondary independent pricing source changes in prices that exceed a certain threshold. Fair value is determined in good faith using consistently applied board approved procedures. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as adjustments to dividend income.

(Continued)
12

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value or will be distributed in cash at the option of the shareholders.

In 2013, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $148,806,331 and $161,393,817, respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2013 for financial reporting purposes was $50,131,474 and $2,024,602, respectively. For federal income tax purposes, the cost, gross unrealized appreciation, and gross unrealized depreciation on investments were $162,613,475, $50,131,474, and $2,878,783, respectively, as of December 31, 2013.

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2013. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$209,866,166
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$209,866,166

(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income taxes is thus required.

During 2013, the Fund generated for tax purposes net short-term capital gains of $6,118,523 and net long-term capital gains of $20,853,625. There was no net capital loss at December 31, 2012 carrying over into 2013. The Fund’s board of directors will distribute an ordinary income dividend of $8,180,192, which includes the net short-term capital gains of $6,118,523, and a realized net capital gain dividend of $20,853,625 during 2014.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2013 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2013.

As of December 31, 2013, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2010 through 2013 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e)	Distributions to Shareholders

Dividends to shareholders from ordinary income, if any, are paid annually. Ordinary income dividends include net investment income and net short-term capital gains. Dividends to shareholders from capital gains, if any, are paid annually. Capital gain dividends only include net long-term capital gains. These ordinary and capital gain dividends are paid as required to comply with Federal tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2012, since the Fund’s capital loss carryovers exceeded its capital gains generated in 2011. A capital gain distribution was declared in 2013.

(2)	Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)	Distributions to Shareholders

On November 15, 2013, a dividend of $0.17 per share was distributed from ordinary income, which amounts to $2,300,000. On November 15, 2012, a dividend of $0.12 per share was distributed from ordinary income, which amounted to $1,800,000. On November 15, 2013, a distribution of $0.28, per share was declared from capital gains, which amounts to $3,829,652. There were no capital gains declared for 2012.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions to shareholders:
Dividends paid from:
Ordinary income	$2,300,000	1,800,000
Long-term capital gain	3,829,652	—
	6,129,652	1,800,000
Return of capital	—	—
Total distributions to shareholders	$6,129,652	1,800,000

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,180,192
Undistributed capital gain income	20,853,625
Undistributed long-term loss	—
Unrealized appreciation	47,252,691
Distributable earnings	$76,286,508

(Continued)
13

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2013

(4)	Changes from Capital Stock Transactions

As of December 31, 2013, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2013	2012	2013	2012
Shares sold	84,309	123,972	$1,116,218	1,380,264
Shares issued in reinvestment of
dividends and distributions	423,114	164,609	6,129,652	1,800,000
	507,423	288,581	7,245,870	3,180,264
Shares redeemed	(1,103,036)	(1,212,109)	(14,763,209)	(13,651,039)
Decrease in net assets
derived from capital
stock transactions	(595,613)	(923,528)	$(7,517,339)	(10,470,775)

(5)	Subsequent Events

The Fund has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 11, 2014, the date the financial statements were issued.

14

APPENDIX A

Beck, Mack & Oliver LLC
 Proxy Voting Policies & Procedures

RATIONALE FOR PROXY POLICIES/ PROCEDURES
Applicable law will require the firm to vote proxies (unless otherwise requested by clients) in the best interests of our clients. As we have always done, we must exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the benefits to our clients. Unlike the rather loose guidelines that have prevailed to this point, as of the July 1, 2003 record date, we will be required to maintain a record of how all the proxies for companies in which the firms clients have voting interests were voted, as well as embrace a disclosure process mandated by law.

PROXY VOTING PROCEDURES

1.	We will identify a person, herein referred to as a Proxy Ballot Administrator (PBA), to control this process.

2.
Accounts for which proxies are to be voted: We are required to vote the proxies for common shares held in ERISA accounts and the Beck, Mack & Oliver Partners and Global Equity Funds. For all other accounts, we have the option of passing the voting responsibility to the client. In actual practice, we have opted to provide our clients with the choice of voting the proxies themselves or having us do it.

3.
Audit requirements: All accounts for which we have voting responsibility will be checked every day for indications that a proxy statement is available requiring action by a certain date. (We will outsource this procedure.)

4.
Upon notification of a requirement for voting, a composite ballot covering all topics and all relevant accounts will be prepared. This ballot, together with a copy of the proxy statement, will be forwarded to the appropriate investment professional for review and disposition of voting. The person assigned to the task of voting on proxy issues will complete the ballot, sign it, and return it to the PBA. In cases where a resolution falls outside policy guidelines, the matter should be discussed by all members present at our weekly meeting and be resolved at that time. Results of these deliberations should be filed along with documents relevant to proxy matters.

5.
The proxy ballot administrator will insure that the ballot is returned and completed by the deadline for voting. A log will be maintained identifying the dates the proxy was received, voted and returned to the appropriate agent. Furthermore, a record of all votes for all subject accounts will be kept and be available for inspection.

6.	This voting record will also be available to respond to client inquiries about our vote on particular resolutions. These will be directed to the proxy administrator.

PROXY VOTING POLICY

The guideline that will apply to the proxy issues enumerated in the following paragraphs is that all voting is to be exercised only in the clients' best interest. All other issues will be subordinated to the exercise of our fiduciary duty on behalf of the funds that clients have entrusted to our management.

I.	Routine Management Proposals
These proposals typically do not change corporate structure, by-laws or operations to the disadvantage of shareholders. They include: Approval of auditors Election of Directors
Indemnification provisions for directors/ officers Liability limitations of directors/ officers Name changes Fiscal year changes

Given the routine nature of these proposals, proxies will nearly always be voted with management.

Non-Routine Management Proposals
This category includes issues that would or could alter corporate or capital structure or operations. These proposals generally will be voted "in favor" if deemed to be in the best interests of the shareholders. Proposals in this category would likely address matters including:

Mergers and Acquisitions
Restructuring
Re-Incorporation
Changes in capital structure
Compensation of executives/ directors

Proposals Affecting Corporate Governance
These proposals would generally be voted "against" the actions being proposed and would include those affecting:
Poison pills
Greenmail or dual class voting Supermajority voting Golden parachutes/ severance packages Classified/ staggered Boards of Directors

Social and Corporate Responsibility Proposals

Resolutions addressing matters under this heading are often proposed by shareholders. These proposals will be examined individually and our votes will be based on serving the best interest of our clients. Expensing stock option grants (Generally we would vote to expense grants.) Charitable giving * Gender issues*
Boycotts of specific countries/ industries*
* (Generally we would expect to vote against these proposals.)

Resolution of Conflicts
Where a potential conflict may be evident between the interests of the manager and a proposal offered in the proxy, we will vote in strict accordance with our proxy voting policy.

A-1

APPENDIX B

Boston Advisors, LLC

Proxy Voting Policies and Procedures

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting.  BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.
Policy Statement.  The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients.  We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”).   Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines.  Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations.  BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account.  The financial interest of our clients is the primary consideration in determining how proxies should be voted.  In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.
Conflicts of Interest.  If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest.  Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest.  Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies.  BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•
If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.
Unjustifiable Costs.  We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities).  In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.  Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.
ERISA Accounts.  With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.
Client Direction.  If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful.  As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy.  We will, on a best efforts basis, comply with each client’s proxy voting policy.  If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.
Disclosure.  A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies.  Clients should contact their account manager to make such a request.

E.
Review and Changes.  We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client.  Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.
Delegation.  We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting.  If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.
Maintenance of Records.  We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940.  We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system.  We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES

Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

APPENDIX A

Egan-Jones Ratings Co.
Proxy Voting

Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light.  Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•
  When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;
•	should not be affiliated with a significant customer or supplier (except utilities) of the Company or affiliate;
•	should have no personal services contract with the Company or affiliate, or a member of senior management;
•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;
•	within the previous three years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;
•	should not be employed by a public company at which an executive officer of the Company serves as a director;
•	should not be a member of the immediate family of any person described above.
•	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than
$120,000 per year in such compensation.
•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

 B. Board operating procedures

•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•
  Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.

C. Requirements for individual directors

We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

•
  The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the company, etc..

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than seven boards

In cases in which the company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the company’s compensation committee, the company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the company’s compensation committee, its entire board of directors and/or its chief executive officer where the company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the company.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately but generally AGAINST unless the company is particularly troubled.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on shareholder proposals asking that the Chairman be independent, but generally AGAINST unless the company is particularly troubled.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable or Political Contributions

AGAINST shareholder proposals regarding charitable or political contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses

Classified Board vs.  Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

AGAINST management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer  Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company's existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company's ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

FOR proposals to increase the number of authorized shares of common stock in connection with a transaction that we support delineated on the same ballot.

CASE-BY-CASE  on other such proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.  In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of "blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans, but generally favoring responsible proposals calling for more use of performance-based equity in compensation plans. The term “performance-based equity” will not be interpreted to include conventional stock options, but will include such tools as indexed options, restricted stock, performance-contingent options, and premium-priced options.

Advisory vote by shareholders regarding frequency of advisory vote on executive compensation

FOR management proposals that recommend that advisory votes on compensation take place annually, every two years or triennially.

FOR compensation plans which maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value; are formulated to attract, retain, and motivate key employees long-term; and take into consideration linkage between pay and performance, performance goals, and the cost of equity-based plans.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, and excessive severance packages (see below).

AGAINST compensation plans providing inappropriate levels of compensation (exceeding market practice) to non-executive directors such that independence is not compromised in overseeing executive performance and compensation.

Focusing on companies that have underperformed peers over a sustained period, WITHHOLD on compensation committee members if the company’s performance and CEO compensation are misaligned, the company maintains poor compensation practices or the board is unresponsive to a majority of shareholders on compensation matters. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the company.

Focusing on companies that have underperformed peers over a sustained period, AGAINST equity-based incentive plan proposals if the company’s performance and CEO’s compensation are misaligned, the company maintains poor compensation practices or the board is unresponsive to shareholders on compensation matters. This involves evaluating the performance indexes in plans, goals and target awards, alignment with the company’s business strategy, whether or not goals appear to be challenging, peer group benchmarking, and mix of performance-based and non-performance-based compensation.

In the context of the entire plan, CASE-BY-CASE, applying judgment, for compensation plans of company’s involving incentives that encourage excessive risk-taking without appropriate claw-back provisions, excessive perquisites, tax gross-ups, re-pricing or replacing of underwater stock options without prior shareholder approval, excessive severance payments without involuntary job loss or substantial diminution of duties. Factors which are normally weighed in making such judgments include prior performance of the company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

CASE-BY-CASE on advisory votes on executive compensation (“Say-on-Pay”), but normally FOR unless provisions violate above-described guidance regarding compensation/incentive plans and election of members of the compensation committee, in which  case judgment is applied to weigh such factors.  Factors which are normally weighed in making such judgments include prior performance of the company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place  maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions
Under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on  proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e.,  greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company's state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit or Nominating committees)

are interested directors and  the company does not have one or more of the following committees: Audit or Nominating.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis  for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental
Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without
Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Miscellaneous Shareholder Proposals

Independent Directors

FOR proposals asking that a three-quarters majority of directors be independent.

FOR proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

AGAINST proposals requesting reports that seek additional information, unless it appears company has not adequately addressed shareholders' relevant environmental concerns.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST on defense issue proposals.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the company has been unresponsive to shareholder relevant requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the company has been unresponsive to shareholder relevant requests.

APPENDIX C

The Renaissance Group LLC
DBA
Renaissance
Investment Management

PROXY VOTING POLICIES
AND PROCEDURES

JANUARY 10, 2013

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are exercised in a proper and timely manner. When The Renaissance Group LLC DBA Renaissance Investment Management (hereafter “Renaissance”) has discretion to vote the proxies of its clients, it is obligated to vote solely in the best economic interest of clients.

Since client accounts may hold stocks or other securities with voting rights, clients often have the right to cast votes at the corporate issuers’ shareholder meetings. However, since shareholders often do not attend shareholder meetings, they have the right to cast their votes by “proxy.” In these cases, Renaissance’s clients will either retain proxy-voting authority or delegate it to us. If a client has delegated the authority to us, we will vote proxies for that client. If the client retains proxy voting authority, the client will receive proxy solicitations directly from the custodian, and the client may contact us with any questions about a particular solicitation using the contact information provided at the end of this policy.

Where clients have delegated proxy-voting authority to us, as an investment adviser and fiduciary of client assets, we have implemented proxy-voting policies and procedures intended to protect the value of shareholder investments and designed to reasonably ensure that we vote proxies in the best interest of clients. In voting proxies, we seek to both maximize the long-term value of clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).

Reference: Investment Advisors Act of 1940, Rule 206(4)-6
Investment Company Act of 1940, Rule 20a-1

II.	Voting Guidelines
Renaissance has contracted with an independent third-party proxy agent (hereafter “proxy agent”) for proxy voting and corporate governance services, which specializes in providing a variety of services related to proxy voting. Specifically, we have retained this proxy agent to:

(i)	research and provide proxy voting recommendations;
(ii)	execute proxy votes; and,
(iii)	maintain the records necessary to track proxy voting materials, the research used to make proxy voting decisions, as well as the proxy voting actions taken for each client account.
We have adopted the proxy voting policy guidelines available through our proxy agent as our own and will vote proxies for clients, who have given us proxy-voting authority, according to those policy guidelines. Three sets of proxy guidelines are available to clients through our proxy agent:

(i) the Standard Detailed Policy guidelines, overlaid by the Investment Manager Policy.

(ii)	a Taft Hartley Policy, which is in compliance with the AFL-CIO guidelines, which overlays the Standard Detailed Policy guidelines; and,
(iii)	a policy incorporating the MacBride Principles, which overlays the Standard Detailed Policy guidelines in conjunction with the Investment Manager Policy.
Standard Detailed Policy: Renaissance generally uses the Standard Detailed proxy voting guidelines provided by our proxy voting agent in conjunction with the Investment Manager Policy, unless the client provides written direction to the contrary or the client is a direct-managed Taft Hartley client. This proxy policy focuses on voting proxy ballots with the goal of ensuring corporate stock price is maximized.

Taft-Hartley Policy: Renaissance maintains and utilizes a Taft-Hartley voting policy provided by the proxy agent for direct-managed Taft-Hartley clients, unless the client provides written direction to the contrary. Direct-managed Municipal Police and Firefighter clients are considered Taft-Hartley clients for proxy-voting guideline purposes and their proxies will be voted using Taft Hartley guidelines in conjunction with the Standard Detailed Policy, unless the client provides written direction to the contrary. Non-Taft Hartley direct-managed clients may request that the Taft Hartley Policy be used for their account(s), upon written instruction to Renaissance.

MacBride Principles: Renaissance also may utilize the MacBride Principles for direct-managed clients upon written client request. The MacBride Principles objective requires employers in Northern Ireland to not discriminate in their hiring, promotion or termination practices based on religion or ethnicity. The MacBride Principal policy is an addendum to the Standard Detailed Policy in conjunction with the Investment Manager Policy.
A written copy of any of the proxy voting guidelines applicable to your account(s) may be obtained upon request. Direct requests to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East RiverCenter Blvd., Suite 1200
Covington, KY 41011, via e-mail at compliance@reninv.com
Phone: 513-723-4582

Clients with Customized proxy policies: Clients who wish to provide a customized proxy policy to Renaissance to utilize for their proxy voting ballots may be charged an additional fee to cover the cost of voting a customized policy.

Wrap Program Sponsored Clients: Unless Renaissance receives written notice from an individual wrap sponsor client, the profit maximization policy will be used for all wrap sponsor clients.

Employee/Family Accounts: Renaissance will not be contractually obligated to vote proxies for employee/family accounts that receive the employee discounted rate.

III.	Proxy Voting Procedures
In an effort to manage the process of information gathering and voting proxies, Renaissance has outsourced proxy voting to a third party proxy voting agent. All issuer’s proxy ballots are sent directly by the client’s custodian’s designated proxy processor to the proxy agent. The proxy agent, using independent third party research, provides a voting recommendation and votes the proxy ballots received based upon the voting policy guidelines selected by the client, as described in the Item II. Voting Guidelines. Ultimately, Renaissance maintains the right to determine the final vote.

If our proxy agent does not receive a ballot, Renaissance will obtain a voting recommendation from the proxy agent and one of Renaissance’s portfolio administrators will vote the proxy using the proxy agent’s voting recommendations.
Renaissance has a Proxy Voting Committee, which meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Proxy Voting Committee is comprised of all Renaissance’s portfolio managers and research analysts, with the Chief Compliance Officer acting as the independent, nonvoting chair of the Committee.

When an account transitions to Renaissance, Renaissance typically liquidates some or all of the securities held in the account. Renaissance generally will not vote proxies for the securities in a transitioning account, which were held prior to the date Renaissance begins providing investment management services to the account. However, it should be noted that, for administrative reasons relating to the transition, Renaissance cannot guarantee that all such proxies will not be voted.
Renaissance does not recall proxy ballots to vote them if the client has lent the shares out for securities lending purposes.

Client Directed Votes: If proxy voting authority has been delegated to Renaissance, and the client would like to direct Renaissance’s vote on a particular proxy vote, the client may provide Renaissance with written or e-mail specific written instructions, which must be received by Renaissance at least 10 business days before the voting deadline date. Please send the written instructions to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East RiverCenter Blvd., Suite 1200
Covington, KY 41011
E-mail: compliance@reninv.com

If a request is received less than 10 business days from the vote deadline date, Renaissance will vote the proxy according to the client’s instructions on a best efforts basis, but cannot guarantee the vote will be able to be amended.

Proxy/Share Blocking: In general, unless otherwise directed by the client, Renaissance will make reasonable efforts to vote client proxies in accordance with the proxy-voting recommendations of the proxy agent. Renaissance will generally decline to vote proxies if doing so would cause a restriction being placed on Renaissance’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Renaissance may abstain from votes in a share blocking country in favor of preserving Renaissance’s ability to trade any particular security at any time.

Abstention from Vote: If it is an option on the proxy ballot, Renaissance has the right to abstain from a vote if no recommendations are available from the proxy agent and Renaissance does not feel it has adequate information to make a decision in the best interest of its clients.

Voting Proxies Without a Recommendation: In the event that the proxy agent does not provide a recommendation, the issue is not a technical question and abstaining from the vote is not an option on the proxy ballot, the Chief Compliance Officer will convene the Proxy Voting Committee, screen for any personal conflicts of interest by committee members, complete a Material Conflicts Form (if applicable), and then tally a vote. Proxy Committee Members with a conflict of interest are excluded from the vote.

Technical Questions: Renaissance will answer any technical questions listed on a proxy ballot that do not require research, on a case-by-case basis without convening the Proxy Voting Committee, if a recommendation is not available from the proxy agent (e.g. Does Renaissance hold a controlling interest in the company?).

IV.	Conflicts of Interest
(1)
Renaissance is not presently aware of any material corporate conflicts. However, should such conflicts arise; Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance, an affiliate or a client of Renaissance.

(2)
If the proxy agent determines it has a material conflict of interest regarding a vote, Renaissance will be notified of the conflict. Renaissance will then convene a meeting of its Proxy Voting Committee, screen for any corporate and personal conflicts of interest and instruct the proxy agent of the voting decision of the Proxy Voting Committee. Renaissance will document any such conflicts and exclude any person(s) from the Proxy Voting Committee that may have personal conflicts of interest. Renaissance’s Chief Compliance Officer will chair the committee.

V.	Disclosure
Renaissance will provide clients with disclosure via Form ADV Part 2 instructing clients to contact Renaissance to obtain information on how Renaissance voted such client’s proxies; and how to request a copy of Renaissance’s Proxy Voting Policies and Procedures. If a client requests this information, Renaissance will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and, (3) how Renaissance voted the client’s proxy.

VI.	Oversight
On a periodic basis, the Chief Compliance Officer will verify with the proxy agent that it:

•	Continues to vote according to its pre-determined guidelines;
•	Provides Renaissance with any changes in its pre-determined policies;
•	Continues to vote proxies for clients Renaissance has delegated voting authority; and,
•	Confirmed the proxy agent received and voted proxies of clients for which Renaissance delegated voting authority.

VII.	Recordkeeping
The Chief Compliance Officer will maintain files relating to Renaissance’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record for all clients, expect for mutual funds. Mutual funds will be retained six (6) years from the end of the fiscal year during which the last entry was made on record. Such records are maintained for the benefit of Renaissance’s clients and are available to clients upon written request. Records of the following will be included in the files:

1.	Copies of the Proxy Voting Policies and Procedures, and any amendments thereto.
2.
  A copy of any records created by the current or previous proxy agent or any records that Renaissance created that were material in making a decision on how to vote proxies, or that memorializes that decision.

3.
  A copy of each written client request for information on how Renaissance voted such client’s proxies, and a copy of any response to any written or oral client request for information on how Renaissance voted the client’s proxies.

4.
  Since Renaissance has access to the proxy statements and records of each vote cast by the current and any former proxy agent(s), Renaissance will not maintain paper copies of the records onsite at Renaissance’s office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

The Renaissance Group LLC DBA Renaissance Investment Management (hereafter “Renaissance”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients if Renaissance has been delegated proxy voting responsibility by the client. Renaissance votes all proxies with respect to client securities unless the client has reserved that responsibility itself and has so notified Renaissance in writing.

Renaissance has contracted a third party proxy voting agent (“proxy agent”) to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While the proxy agent provides the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote. In general, it is Renaissance’s policy to vote in accordance with the proxy agent’s recommendations. However, in the event that Renaissance disagrees with the proxy agent’s proxy voting recommendations and does not vote in accordance to the proxy agent’s recommendation, Renaissance’s Proxy Voting Committee’s rationale and ultimate decision will be internally documented.

If Renaissance determines how to vote any client proxies, Renaissance will identify any material corporate conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance or a client of Renaissance. Renaissance is not presently aware of any material corporate conflicts other than potentially voting proxy issues relating to a company who may also be a client. This conflict is mitigated by utilizing the proxy agent. However, should other material conflicts arise, Renaissance will examine the scope of the conflict and will implement its procedures to ensure that the final voting decision is unbiased.

If a client has instructed Renaissance to vote its proxies and would like: a copy of our Proxy Voting Policy; a copy of the proxy agent’s third party proxy voting policy guidelines; to review how Renaissance voted on a particular security in your account; or would like to direct a written request instructing Renaissance how to vote your proxies; please submit written requests to:

Renaissance Investment Management
Attn: Compliance Dept.
50 East River Center Blvd., Suite 1200
Covington, KY 41011
E-mail: compliance@reninv.com
Phone: 513-723-4582

PROXY PAPERTM
GUIDELINES

2014  PROXY  SEASON

AN OVER VIEW OF THE GLASS LEWIS APPROACH  TO  PROXY  ADVICE

UNITED STATES

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

TABLE OF
CONTENTS

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014	1

Majority-Approved Shareholder Proposals Seeking Board Declassification	1
Poison Pills with a Term of One Year or Less	1
Dual-Listed Companies	1
Hedging and Pledging of Stock	1
SEC Final Rules Regarding Compensation Committee Member	1
Independence and Compensation Consultants	1

II. A BOARD OF DIRECTORS THAT SERVES
THE INTERESTS OF SHAREHOLDERS	2

Election of Directors	2
Independence	2
Voting Recommendations on the Basis of Board Independence	4
Committee Independence	4
Independent Chairman	4
Performance	5
Voting Recommendations on the Basis of Performance	5
Board Responsiveness	6
The Role of a Committee Chairman	6
Audit Committees and Performance	7
Standards for Assessing the Audit Committee	7
Compensation Committee Performance	10
Nominating and Governance Committee Performance	12
Board Level Risk Management Oversight	13
Experience	14
Other Considerations	14
Controlled Companies	16
Unofficially Controlled Companies and 20-50% Beneficial Owners	17
Exceptions for Recent IPOs	17
Dual-Listed Companies	18
Mutual Fund Boards	18
Declassified Boards	19
Mandatory Director Term and Age limits	20
Requiring Two or More Nominees per Board Seat	21
Proxy Access	21

Majority Vote for the Election of Directors	21
The Plurality Vote Standard	21
Advantages of a Majority Vote Standard	22

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING	23

Auditor Ratification	23
Voting Recommendations on Auditor Ratification	23
Pension Accounting Issues	24

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE	25

Advisory Vote on Executive Compensation (“Say-on-Pay”)	25
Say-on-Pay Voting Recommendations	26
Company Responsiveness	27
Pay for Performance	27
Short-Term Incentives	27
Long-Term Incentives	28
Recoupment (“Clawback”) Provisions	29
Hedging of Stock	29
Pledging of Stock	29
Compensation Consultant Independence	30
Frequency of Say-on-Pay	30
Vote on Golden Parachute Arrangements	31
Equity-Based Compensation Plan Proposals	31
Option Exchanges	32
Option Backdating, Spring-Loading and Bullet-Dodging	33
Director Compensation Plans	33
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	34

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	35

Anti-Takeover Measures	35
Poison Pills (Shareholder Rights Plans)	35
NOL Poison Pills	35
Fair Price Provisions	36
Reincorporation	37
Exclusive Forum Provisions	37
Authorized Shares	38
Advance Notice Requirements	38
Voting Structure	39
Cumulative Voting	39
Supermajority Vote Requirements	40

Transaction of Other Business	40
Anti-Greenmail Proposals	40
Mutual Funds: Investment Policies and Advisory Agreements	40
Real Estate Investment Trusts	41
Preferred Stock Issuances at REITs	41
Business Development Companies	41
Authorization to Sell Shares at a Price below Net Asset Value	41

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW	43

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED  SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

•
We have updated  our policy with regard to implementation  of majority-approved  shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board  declassification, which received majority  support  from  shareholders (excluding abstentions and broker non-votes) at the previous year’s annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

•
We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

•
We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

•	We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING  COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

•
We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July

1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or

October 31, 2014.

II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent,  has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective  decision-making. Ultimately, we believe the determination  of whether a director  is independent  or not must take into consideration both  compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director  nominee to examine the director’s  relationships with the company, the company’s executives, and other directors. We do  this to  evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate  influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2  This includes directors whose employers have a material financial relationship with the company.3  In addition,  we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•
$120,000 (or where no amount is disclosed) for those directors employed  by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

•
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).6

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, inlaws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than

20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate  board representation or (ii) the director serves on the audit committee.
5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
6 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent.  We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.  Where more than one-third of the members are affiliated or inside directors, we typically7  recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent  directors should serve on a company’s audit, compensation, nominating, and governance committees.8   We typically recommend that shareholders vote against any affiliated or inside director seeking appointment  to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important  for boards to consider these enhanced independence  factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal  terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

7 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
8 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9  Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long- term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.11

2.  A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from

Strategy+Business,  Issue 59, Summer 2010).

10 Spencer Stuart Board Index, 2013, p. 5

11 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.  A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.  All directors who served on the board if, for the last three years, the company’s performance has been in the bottom  quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately  following  the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing  factor if we recommend to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program. Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis  believes  that  a  designated  committee  chairman  maintains  primary  responsibility for the actions of his or her respective committee.  As such, many of our committee-specific  vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•
If there is no committee  chair, we recommend voting  against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit  committees  play  an  integral  role  in  overseeing  the  financial  reporting  process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit  committee’s  performance, we are aware that an audit  committee  does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning  system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the  Conference  Board  Commission  on  Public  Trust  and  Private Enterprise  said  “members  of the audit committee  must be independent  and have both  knowledge  and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public

Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While

12 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4	The audit committee chair, if the committee has less than three members.

5
 Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee  member’s attendance at all board and committee meetings.15

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited  to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited  by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

14 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.
The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.18

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	or poor disclosure or lack of sufficient transparency in its financial statements.

18.
All members of the audit committee  when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

20.
All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

16 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
19 The Council of Institutional Investors. “Corporate  Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the

AICPA,” November 8, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining  the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important  in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee  to  make decisions based on information  that  is compromised  by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.
All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.21

20 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

2.
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.
The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.22

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.
All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.
All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.
All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.
The chair of the compensation committee  where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on- pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
22 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

14.
All members of the compensation committee  during  whose tenure the committee  failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15.
All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING  AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating  and governance committee,  as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent  board members. It is also responsible for providing  leadership on governance policies adopted  by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.
All members of the governance committee25  during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26  Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled “Committee Chairman,”  if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.
The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple  directors above and beyond what the company maintains is compliant  with SEC or applicable stock exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)29  without  shareholder approval, or, if the board  is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1.
All members of the nominating  committee,  when the committee  nominated  or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.
 The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5.
 The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

BOARD-LEVEL  RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case- by-case basis. Sound risk management, while necessary at all companies, is particularly important at

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.  In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown,  and where we find that the company’s board-level risk committee contributed  to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor  performance, inadequate  risk oversight, excessive compensation, audit- or accounting-related  issues, and/or  other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting  and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.37  Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.39

3.
A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type  grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.
Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

6.
All board members who served at a time when a poison pill with a term of longer than one year was adopted  without shareholder approval within the prior twelve months.41  In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and  without  adequate  justification,  we will  consider recommending  that  shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,”

2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate  Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39 Spencer Stuart Board Index, 2013, p. 6.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent  directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too  many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled  companies present an exception to our independence  recommendations. The board’s function is to protect  shareholder interests; however, when an individual or entity owns more than
50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.
We do not require that controlled companies have boards that are at least two-thirds independent.  So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•         We believe that standing nominating  and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•           Likewise, we believe that independent  compensation committees at controlled  companies are unnecessary. Although  independent  directors are the best choice for approving  and monitoring  senior executives’ pay, controlled  companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will  recommend  voting   against  any  insider  (the  CEO  or  otherwise)  serving  on  the compensation committee.

42 The Conference Board, at p. 23 in its May 2003 report “Corporate  Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

3.
Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent  director in a position  of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies. Audit Committee Independence

We believe that audit committees should consist solely of independent  directors. Regardless of a company’s controlled  status, the interests of all shareholders must be protected  by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled,” we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed  an initial public  offering  (“IPO”)  should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period  immediately  following  the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from  issuing voting  recommendations  on the basis of  corporate  governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.
Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting  the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing  and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.
Adoption  of an exclusive forum provision: Consistent with  our general approach to  boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating  and governance committee  performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit  provisions in the articles or bylaws stipulating  that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple  countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.
Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent  directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent,  but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed  rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.
When the auditor  is not up for ratification: We do not recommend voting  against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating  company, the auditor  for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.
Non-independent  chairman: The SEC has proposed  that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although  we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating  committee  as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent  lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better  able to create conditions favoring the long-term  interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.
Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment.  Mutual  fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates

43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to

Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45  A subsequent study reaffirmed that classified boards reduce shareholder value, finding  “that   the   ongoing  process  of   dismantling   staggered   boards,   encouraged   by institutional  investors, could  well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47 Clearly, more shareholders have supported  the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough  decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support  periodic  director  rotation  to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement  such rotation  instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

44 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
45 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806  (2010), p. 26.
47 Spencer Stuart Board Index, 2013, p. 4

48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,”

54 Stanford Law Review 887-951 (2002).

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting  some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity  to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining  whether the nominees proposed  by the board should actually serve as the overseer-representatives of shareholders in the boardroom.  We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop  in the number of proposals being submitted  in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49
During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins”  the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed  elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

49 Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented,  a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified  approaches to majority voting. These steps range from a modified  approach requiring  directors that receive a majority of withheld  votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified  approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped  with accurate information about a company’s fiscal health. As stated in the October 6,
2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing  Profession went even further, and recommended that “to  further enhance audit committee  oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor  independence,  objectivity  and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

50 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.
Recent material restatements of annual financial statements, including  those resulting in the reporting  of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.
Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that  comprehensive, timely  and transparent disclosure of  executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending  on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share- holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank  Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding  vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although  say-on-pay proposals are non- binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate  to the circumstances of the company and, in particular, will attract and retain competent  executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the  company’s approach.  If, however, those specific policies  and practices fail to  demonstrably link  compensation  with  performance,  Glass Lewis will  generally  recommend  voting  against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the company’s executive compensation program including performance metrics;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing  pay for performance grades), unclear or questionable  disclosure regarding  the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Bonus or long-term plan targets set at less than mean or negative performance levels;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and on page 28).

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend  shareholders vote  against this proposal  solely on  this basis, regardless of  the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal  at the previous annual meeting,  we believe  the board  should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding  accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition,  giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”,  “F”,  etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual  performance measures is appropriate.  We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that  disclosure of some measures may include  commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity  of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple  metrics serves to provide a more complete  picture of the company’s performance than a single metric, which may focus too  much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional  stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging.  Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term.  We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging,  depending  on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no  one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent  than annually, we will generally recommend  that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change- in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing  an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation  programs have important  differences from  cash compensation  plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed  plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance.  We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option  repricing  plans and option  exchange programs with  great  skepticism. Shareholders have substantial risk in owning  stock and we believe  that  the employees, officers, and directors who receive stock options  should be similarly situated to  align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option  exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option  exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option  grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting  a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading  is granting stock options while in possession of material, positive information  that has not been disclosed publicly. Bullet-dodging  is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following  the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both  factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.52

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When  a company  has engaged  in  spring-loading  or  bullet-dodging, Glass Lewis will  consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee  directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a

52 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance- based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for- performance model) also plays a role in our recommendation.  Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing  performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER  RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting  opportunities  for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude  in directing  company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable  that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”53 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small

53 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset”  provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted  a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended  to protect  minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors”  and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting  shareholders from abuse in a takeover situation, more often act as an impediment  to takeovers, potentially limiting  gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent  directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections  for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented  at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•      Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•     Do shareholders have the right to call special meetings of shareholders?

•     Are there other material governance issues at the company?

•     Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•     Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation  on their legal recourse including limiting  themselves to a single jurisdiction (e.g. Delaware) without  compelling  evidence that it will benefit shareholders.

For this reason, we recommend  that shareholders vote against any bylaw or charter amendment seeking  to  adopt  an  exclusive forum  provision  unless the  company:  (i) provides  a  compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled  bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend  voting  against the chairman of the governance committee  for bundling disparate proposals into a single proposal (refer to our discussion of nominating  and governance committee performance in Section I of the guidelines).

AUTHORIZED  SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.
Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt  to  determine  what levels of stock have typically been required  to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations  – We review the company’s cash position  and its ability  to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate  to the split.

While we think that having adequate  shares to  allow management to  make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt  to  require a certain amount of notice  before  shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting  increases the  ability  of  minority  shareholders to  elect  a director  by  allowing shareholders to cast as many shares of the stock they own multiplied  by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood  of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent  board is in place and the company has a shareholder-friendly governance structure, shareholders may be better  off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots  at companies where independence  is lacking and where the appropriate  checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted  a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt  majority voting and a shareholder proposal to adopt  cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt  to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that  decisions about  a fund’s structure and/or  a fund’s relationship with  its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•      The terms of any amended advisory or sub-advisory agreement;

•     Any changes in the fee structure paid to the investment advisor; and

•     Any material changes to the fund’s investment objective or strategy.

We generally support  amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting  against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT  TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation.  For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT  COMPANIES

Business Development  Companies  (“BDCs”)  were created  by  the  U.S. Congress in  1980;  they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code.   BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional  shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case- by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for  management  and  policy  decisions  through  board  elections.  However,  we  recognize  that support of appropriately  crafted shareholder initiatives may at times serve to promote  or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting  shareholder proposals calling for the elimination  of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For  a  detailed   review   of   our   policies   concerning   compensation,   environmental,   social  and governance shareholder initiatives,  please refer  to  our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

DISCLAIMER

This document  sets forth the proxy voting  policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

SAN FRANCISCO
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA
CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899

PROXY PAPERTM
GUIDELINES

2014  PROXY  SEASON

INVESTMENT

MANAGER POLICY
AN  ADDENDUM  TO  THE  PROXY  PAPER  POLICY  GUIDELINES

For more information about Glass Lewis’ policies or our approach to proxy analysis,

please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential  financial gain through  the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines  will  ensure that  all issues brought  to  shareholders are analyzed in  light  of  the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual  investor clients including  mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED  SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities  as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided  an appropriate  plan for use of the proposed  shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested  action would  increase shareholder value, mitigate  risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support  reasonable initiatives that  seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted  proposals to  allow increased shareholder participation  at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about  company’s greenhouse gas emissions, as well as advocating  compliance with international environmental  conventions  and  adherence  to  environmental  principles  like  those  promulgated by CERES.

SOCIAL

Glass Lewis’ Investment Manager Guidelines generally oppose  proposals requesting  companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document  sets forth the proxy voting  policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

SAN FRANCISCO
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK Glass, Lewis & Co., LLC 48 Wall Street 15th Floor New York, N.Y. 10005 Tel: +1 212-797-3777 Fax: +1 212-980-4716

AUSTRALIA CGI Glass Lewis Pty Limited Suite 8.01, Level 8, 261 George St Sydney NSW 2000 Australia Tel: +61 2 9299 9266 Fax: +61 2 9299 1866

IRELAND Glass Lewis Europe, Ltd. 15 Henry Street Limerick, Ireland Phone: +353 61 292 800 Fax: +353 61 292 899

APPENDIX D

WEDGE Capital Management L.L.P.
Proxy Policy
Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor.  This policy applies to accounts in which WEDGE has voting authority.  WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
Traditional Products (SCP, MCP, LCP)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security.  If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting.  Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders.  Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis.  Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”).  (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.)  If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.”  In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained.  This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote.  In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security.  Generally, the criteria for these select securities are:
•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR
•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards.  Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.
An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest.  If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted.  For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote.  The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest.  The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy
•	Record of each vote cast on behalf of WEDGE's clients
•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted.  Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via E-mail:  proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

D-1

PART C
OTHER INFORMATION
ITEM 28 -- EXHIBITS

Exhibit Number
a	Articles of Incorporation of Registrant. Incorporated by reference to Exhibit 1 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

b	Bylaws of Registrant. Incorporated by reference to Exhibit 2 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

d.1
Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (“Amended Advisory Agreement”). Incorporated by reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant’s registration statement on Form N-1A filed on April 29, 2003.

d.1.1
First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company. Incorporated by reference by Exhibit d.1.1 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.2
Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-1 filed on April 30, 2007.

d.3
Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC. Incorporated by reference to Exhibit d.6 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.3.1	Amendment to Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC. Incorporated by reference to Exhibit d.3.1 to Post-Effective Amendment No. 27 to Registrant’s registration statement on Form N-1A filed on April 30, 2013.

d.4
Sub-Advisory Agreement effective as of May 1, 2013 between Registrant, American Fidelity Assurance Company and Boston Advisors, LLC. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 27 to Registrant’s registration statement on Form N-1A filed on April 30, 2013.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management). Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.5.1	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management). Incorporated by reference to Exhibit d.5.1 to Post-Effective Amendment No. 27 to Registrant’s registration statement on Form N-1A filed on April 30, 2013.

d.6
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.6.1	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P. Incorporated by reference to Exhibit d.6.1 to Post-Effective Amendment No. 27 to Registrant’s registration statement on Form N-1A filed on April 30, 2013.

e
Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc. Incorporated by reference to Exhibit e to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.1
Amended and Restated Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A., as amended April 27, 2006 (the “Custodial Agreement”). Incorporated by reference to Exhibits g.1 and g.2 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.2
Second Amendment to Custodial Agreement dated as of April 12, 2012. Incorporated by reference to Exhibit g.2 to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A filed April 30, 2012.

h.1
Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Mark H. McCubbin, and G. Rainey Williams). Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant’s registration statement on Form N-1A filed on April 3, 2003.

h.2
Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C. Incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.

i*	Opinion and Consent of Counsel.

j*	Consent of Independent Registered Public Accounting Firm.

p.1
Code of Ethics of the Registrant, effective February 11, 2008. Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.2
Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008. Incorporated by reference to Exhibit p. 2 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.3
Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008. Incorporated by reference to Exhibit p. 3 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.4*	Code of Ethics of Registrant’s sub-advisor, The Renaissance Group LLC (DBA Renaissance Investment Management), dated July 1, 2013.

p.5
Code of Ethics of Registrant’s sub-advisor,  WEDGE Capital Management L.L.P., dated December 13, 2011.  Incorporated by reference to Exhibit p.5 to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A filed on April 30, 2012.

p.6*	Code of Ethics of Registrant’s sub-advisor, Boston Advisors, LLC., dated December 31, 2013.

p.7*	Code of Ethics of Registrant’s sub-advisor, Beck, Mack & Oliver LLC.

99*	Relationship Chart.
______________
*Filed herewith

ITEM 29 – PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the depositor of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C, which are the only holders of record of Dual Strategy Fund’s shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 30 – INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

INSURANCE POLICY

Registrant’s independent directors are covered by a liability policy issued by a reputable carrier that covers certain types of errors and omissions to the extent that such occur in the directors’ capacity as independent directors of the Registrant.

ARTICLES OF INCORPORATION

Article Eighth, Section 2 of Dual Strategy Fund’s Articles of Incorporation provides as follows:

The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

1. Indemnity of Director. The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law. In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an “Action”), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, “Losses”) incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director’s duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act of 1940, as amended (the “Investment Company Act”), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director’s duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director’s duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

2.1  In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;
2.2  On account of the Director’s conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director’s office; or
2.3  If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

3. Continuation of Indemnity. All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

4. Notification and Defense of Claim. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

4.1 The Fund will be entitled to participate therein at its own expense; and

4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund. The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director’s written consent. Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

5. Reimbursement; Advancement of Expenses.

5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

6. Repayment of Expenses. The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

7. Contribution. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

8. Enforcement.

8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director’s reasonable fees and expenses in bringing and pursuing such action.

REIMBURSEMENT OF INDEMNIFICATION EXPENSES

The Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Dual Strategy Fund and American Fidelity Assurance Company provides in Section 2 that the American Fidelity Assurance Company shall:

Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a “Director Indemnification Agreement”). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, “Losses”) incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

ITEM 31 – BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal Business Address1	Positions and Offices with the Investment Advisor	Other Affiliations

Gregory S. Allen	Director	Chief Executive Officer, Maine Street Holdings, Inc.; 1515 London Road, Charlottesville, VA 22901

John M. Bendheim, Jr.	Director	President, Bendheim Enterprises, Inc.

Robert D. Brearton	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer, American Fidelity Corporation; Executive Vice President and Principal Financial Officer, American Fidelity Dual Strategy Fund, Inc.®

Lynda L. Cameron	Director	Vice-President, Cameron Associates, Inc.

William M. Cameron	Chairman and Chief Executive Officer
Chairman, President, Chief Executive Officer, American Fidelity Corporation; Director, ASC Holding, L.L.C.; Chairman, First Fidelity Bank, N.A. and First Fidelity BanCorp, Inc., 5100 N. Classen , Suite 500, Oklahoma City, OK 73118

David R. Carpenter	President and Chief Operations Officer
Executive Vice President, American Fidelity Corporation; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.; Chairman, President, Secretary and Principal Executive Officer, American Fidelity Dual Strategy Fund, Inc.®

William E. Durrett	Senior Chairman of the Board of Directors
Senior Chairman of the Board, American Fidelity Corporation; Director, Bank Oklahoma Financial Corporation, Bank Oklahoma Tower P. O. Box 2300 Tulsa, OK 74192; Director, Integris Health, Inc., 3366 N.W. Expressway Oklahoma City, OK 73112

Charles R. Eitel	Director	Founding Partner, Eitel & Armstrong Consulting, 2513 Spicebush Lane, Naples, Florida 34105

Theodore M. Elam	Director	Attorney, McAfee & Taft A Professional Corporation, Two Leadership Square Tenth Floor 211 North Robinson, Oklahoma City, OK 73102

Christopher T. Kenney	Vice President, General Counsel and Secretary	Vice President, General Counsel, Secretary, American Fidelity Corporation; General Counsel, American Fidelity Dual Strategy Fund Inc.®

Alfred L. Litchenburg	Executive Vice President	Chairman and Chief Executive Officer, American Public Life Insurance Company

Paula Marshall	Director	Chief Executive Officer, The Bama Companies, Inc. 2745 East 11th Street Tulsa, OK 74104; Director, Bank of Oklahoma, N.A.; Director, Helmrich & Payne, Inc.

Tom J. McDaniel	Director	President, American Fidelity Foundation

Stephen M. Prescott, M.D.	Director	President, Oklahoma Medical Research Foundation 825 N.E. 13th Street Oklahoma City, OK 73104

Gary E. Tredway	Executive Vice President	Director, American Public Life Insurance Company

1 Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under “Other Affiliations.”

Beck, Mack & Oliver LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations
Robert C. Beck	Managing Partner

Robert J. Campbell	Partner

Lyman Delano	Partner

John C. Ellis	Partner

Walter K. Giles	Partner

David E. Rappa	Partner

Zachary A. Wydra	Partner

Boston Advisors, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael J. Vogelzang, CFA	President and CIO

Peter Anderson	Executive Vice President and Director of Sales

Tanya A. Kerrigan	Counsel and Chief Compliance Officer

Richard Shea	Chief Financial Officer

The Renaissance Group, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael E. Schroer, CFA	Managing Partner and CIO

Paul A. Radomski, CFA	Managing Partner

Sudhir S. Warrier	Senior Partner and COO

Joe G. Bruening, CFA	Senior Partner and Portfolio Manager

Mary C. Meiners	Partner and Portfolio and Performance Analysis

Eric Strange, CFA, CPA	Partner and Analyst

Andy Temming, CFA	Partner and Analyst

Carey Kruer, CFA	Partner and Director of Client Services

WEDGE Capital Management L.L.P. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Bradley W. Horstmann	Chief Compliance Officer and General Partner

Michael Gardner	General Partner

John G. Norman	General Partner

ITEM 32 – PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

(b) American Fidelity Securities’ director and officer information is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

David R. Carpenter P. O. Box 25523 Oklahoma City, OK 73125	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contracts Products Principal	President, Secretary and Principal Executive Officer
Cherie L. Horsfall P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Operations Officer, and Investment Company and Variable Contracts Products Principal	None

Christopher T. Kenney P. O. Box 25523 Oklahoma City, OK 73125	Director, President, Chief Operating Officer, Secretary and Investment Company and Variable Contracts Products Principal	General Counsel and Assistant SEC Compliance Officer
David M. Robinson P.O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President and Chief Compliance Officer	Chief SEC Compliance Officer

Shirley K. Williams P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Chief Financial Officer, Treasurer and Financial and Operations Principal	None

(c) American Fidelity Securities receives no compensation from the Fund for the sale of shares of Dual Strategy Fund; however, American Fidelity Assurance Company pays commissions to American Fidelity Securities, Inc. in connection with sales of securities offered by the separate accounts of American Fidelity Assurance Company. Dual Strategy Fund in an investment option of the American Fidelity Assurance Company separate accounts.

ITEM 33 -- LOCATION OF ACCOUNTS AND RECORDS

All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

American Fidelity Dual Strategy Fund, Inc.®	InvesTrust, N.A.
2000 N. Classen Boulevard	or	5100 N. Classen Blvd., Suite 600
Oklahoma City, Oklahoma 73106	Oklahoma City, OK 73118

ITEM 34 -- MANAGEMENT SERVICES

Not applicable

ITEM 35 -- UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized officer in Oklahoma City, Oklahoma on February 11, 2014.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
By: /S/ David R. Carpenter__________________ David R. Carpenter, Chairman of the Board, President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ David R. Carpenter____________________	February 11, 2014
David R. Carpenter, Chairman of the Board,	Date
President and Secretary

/S/ Robert D. Brearton____________________	April 28, 2014
Robert D. Brearton, Executive Vice President and Principal Financial Officer	Date

/S/ Jo Ann Dickey_______________________	February 11, 2014
Jo Ann Dickey, Director	Date

/S/ Mark H. McCubbin___________________	February 11, 2014
Mark H. McCubbin, Director	Date

/S/ G. Rainey Williams, Jr.__________________	February 11, 2014
G. Rainey Williams, Jr., Director	Date

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
a	Articles of Incorporation of Registrant.	Incorporated by reference.

b	Bylaws of Registrant.	Incorporated by reference.

d.1	Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (the “Amended Advisory Agreement”).	Incorporated by reference.

d.1.1	First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.2	Shareholder Information Agreement dated as of January 1, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.3	Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Incorporated by reference.

d.3.1	Amendment to Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Incorporated by reference.

d.4	Sub-Advisory Agreement effective as of May 1, 2013 between Registrant, American Fidelity Assurance Company, and Boston Advisors, LLC	Incorporated by reference.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).
Incorporated by reference.

d.5.1
Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).
Incorporated by reference.

d.6	Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.	Incorporated by reference.

d.6.1	Amendment to Second Amended and Restated Sub-Advisory Agreement, effective May 1, 2013, between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.	Incorporated by reference.

e	Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.	Incorporated by reference.

g.1	Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A. (the “Custodial Agreement”).	Incorporated by reference.

g.2	Second Amendment to Custodial Agreement dated as of April 12, 2012.	Incorporated by reference.

h.1	Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Mark H. McCubbin, and G. Rainey Williams).	Incorporated by reference.

h.2	Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C.	Incorporated by reference.

i	Opinion and Consent of Counsel.	Filed herewith.

j	Consent of Independent Registered Public Accounting Firm.	Filed herewith.

p.1	Code of Ethics of the Registrant, effective February 11, 2008.	Incorporated by reference.

p.2	Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008.	Incorporated by reference.

p.3	Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008.	Incorporated by reference.

p.4	Code of Ethics of Registrant’s sub-advisor, The Renaissance Group LLC (DBA Renaissance Investment Management), dated July 1, 2013.	Filed herewith.

p.5	Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management L.L.P., dated December 13, 2011.	Incorporated by reference.

p.6	Code of Ethics of Registrant’s sub-advisor, Boston Advisors, LLC, dated December 31, 2013.	Filed herewith.

p.7	Code of Ethics of Registrant’s sub-advisor Beck, Mack & Oliver LLC.	Filed herewith.

99	Relationship Chart.	Filed herewith.